UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06206

Nuveen Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
April 30, 2013

Nuveen Quality Municipal Fund, Inc.
NQI

Nuveen Municipal Opportunity Fund, Inc.
NIO

Nuveen Premier Municipal Opportunity Fund, Inc.
NIF

Nuveen Premium Income Municipal Opportunity Fund
NPX

Nuveen Dividend Advantage Municipal Income Fund
NVG

Nuveen AMT-Free Municipal Income Fund
NEA

April

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	22

Portfolios of Investments	23

Statement of Assets and Liabilities	88

Statement of Operations	90

Statement of Changes in Net Assets	92

Statement of Cash Flows	95

Financial Highlights	98

Notes to Financial Statements	106

Reinvest Automatically, Easily and Conveniently	118

Glossary of Terms Used in this Report	120

Additional Fund Information	123

Chairman’s
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
Chairman of the Board
June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Quality Municipal Fund, Inc. (NQI)
Nuveen Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)
Nuveen Premium Income Municipal Opportunity Fund (NPX)
Nuveen Dividend Advantage Municipal Income Fund (NVG)
Nuveen AMT-Free Municipal Income Fund (NEA)

Portfolio managers Paul Brennan and Douglas White review key investment strategies and the six-month performance of these six national Funds. Paul has managed NIO, NIF, NVG and NEA since 2006 and Douglas assumed portfolio management responsibility for NQI and NPX in January 2011.

FUND REORGANIZATIONS

Effective before the opening of business on May 6, 2013 (subsequent to the close of this reporting period), certain Funds (the Acquired Funds) were reorganized into one, larger Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds		Symbol	Acquiring Fund	Symbol
▪	Nuveen Premier Municipal	NIF	Nuveen AMT-Free Municipal	NEA
	Opportunity Fund, Inc.		Income Fund
▪	Nuveen Premium Income	NPX
Municipal Opportunity Fund

Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for their preferred shares of the Acquired Funds held immediately prior to the reorganizations.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C, and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2013?

In an environment characterized by tight supply, strong demand but a slightly mixed change in yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. However, the municipal market also encountered some additional volatility generated by the political environment, particularly the “fiscal cliff” at the end of 2012 and the approach of federal tax season. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low, although there were some very slight upward yield changes in the longest maturities. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

As previously reported, the Funds eliminated the policy requiring them to invest at least 80% of their managed assets in municipal securities covered by insurance. While each Fund continues to invest substantially all of its assets in a portfolio of investment-grade quality municipal securities, this change provides more flexibility regarding the types of securities available for investment.

Following this change, we were active in working to enhance the Funds’ diversification and transition their portfolios to reflect their uninsured status, adding a variety of sectors across the credit spectrum, particularly mid-tier and lower rated bonds. During this period, we found value in health care, substantially increasing our exposure to this sector in all of the Funds, as well as hospital bonds in NIO, NEA, NVG and NIF. We also added tobacco bonds, as well as transportation and toll way bonds to NIO, NEA, NVG and NIF. NQI and NPX also added bonds secured by revenues from sales and use taxes as well as airport, public power, transportation and tollway bonds, primarily in the A and BBB credit sectors. Over the past few years, when there were fewer purchase opportunities due to the insured mandate, the Funds’ durations had drifted lower as bonds matured or were called from their portfolios, and we were unable to replace them with insured bonds with longer maturities. We continued to emphasize extending the Funds’

6	Nuveen Investments

durations through the purchase of bonds with longer maturities. This enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and helped to provide additional protection for the Funds’ duration and yield curve positioning. NQI and NPX’s duration was longer than the benchmark by the end of the period. In NIO, NVG, NEA and NIF, our opportunities in these areas were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by higher quality and shorter maturities.

We also took advantage of short-term opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, as spreads narrowed. At times when supply was more plentiful, we were proactive in focusing on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. We also engaged in some tactical selling, that is, taking advantage of attractive bids for certain issues resulting from strong demand to sell a specific issue and reinvest the proceeds into bonds that we thought offered more potential. Overall, however, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of April 30, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the six-month reporting period ended April 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the six-month, one-year, five-year and ten-year periods ended April 30, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

Nuveen Investments	7

For the six-months ended April 30, 2013, the total returns on common share net asset value (NAV) for NQI, NIO, NIF NPX and NVG exceeded the returns for the S&P Municipal Bond Index, while NEA performed in line with the index. For this same period, the Funds lagged the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

In an environment of very slightly rising long-term rates, essentially unchanged shorter rates and a steepening yield curve, results for municipal maturity categories remained positive across the yield curve, with longer maturities generally outperforming those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve still posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major factor in the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the curve. As previously mentioned, the Funds’ durations had shortened over the last several years as bonds matured or were called from their portfolios, and the lack of insured issuance hampered replacing them with bonds with longer maturities. With the investment policy change in January 2012, we worked to give these Funds better access to the longer segment of the yield curve. Overall for the period, NIF and NQI were the most advantageously positioned in terms of duration and yield curve. All of the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market during this period. This was especially true in NQI and NPX, which were overweight in zero coupon bonds. NEA, which reached its 10-year anniversary in November 2012, had the increased exposure to bonds with short call dates typically associated with that milestone, and its shorter effective duration constrained its participation in the market rally during this period.

Credit exposure was another important factor in the Funds’ performance during these six months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as

8	Nuveen Investments

municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Funds benefited from their holdings of lower rated credits, especially NQI and NIO, which had the lowest allocation to AAA bonds as of April 30, 2013. NEA, on the other hand, had the heaviest weighting of bonds rated AAA, which detracted from its performance.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation (including airport and toll roads). All of these Funds had strong weightings in health care, while their transportation holdings, especially toll roads, also added to performance. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. Benefiting from the recent change in investment policy, NIO, NIF, NVG and NEA now have allocations of lower rated tobacco bonds, while NQI and NPX do not hold any tobacco credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2013, NEA and NPX held the heaviest weighting of pre-refunded bonds, which significantly detracted from its performance during this period, while NVG had the smallest exposure to these bonds. General obligation (GO) bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period.

Shareholders also should be aware of an issue involving some of the Funds’ holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. Prior to this reporting period, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2 in July 2012. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In

Nuveen Investments	9

addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of these Funds should note that all of these Funds have exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA.

For the reporting period ended April 30, 2013, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal, differing from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as long-term holdings and note that the commonwealth recently introduced various sales tax enforcement initiatives aimed at improving future collections.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period. As of April 30, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

	Effective		Regulatory
Fund	Leverage	*	Leverage	*
NQI	36.71%		28.76%
NIO	36.62%		30.42%
NIF	36.45%		29.40%
NPX	34.72%		28.17%
NVG	35.56%		29.30%
NEA	38.47%		30.57%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

MTP Shares
		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NVG	2014	$108,000,000	2.95%	NVG PrC
NEA	2015	$83,000,000	2.85%	NEA PrC

Nuveen Investments	11

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NQI	2015	$240,400,000
NVG	2014	$92,500,000
NEA	2014	$67,600,000

During the current reporting period, NQI successfully exchanged of all its outstanding 2,404 Series 2014 VMTP Shares for 2,404 Series 2015 VMTP Shares. This transaction was completed in a privately negotiated offering.

The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares at a reduced cost and with a term redemption date of December 1, 2015. Dividends on the VMTP Shares are set weekly at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).

VRDP Shares
VRDP Shares Issued
Fund	at Liquidation Value
NIO	$667,200,000
NIF	$130,900,000
NPX	$219,000,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares, VMTP Shares and VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended April 30, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NQI	NIO	NIF	NPX	NVG	NEA
November	$0.0750	$0.0730	$0.0755	$0.0620	$0.0750	$0.0700
December	0.0730	0.0730	0.0720	0.0620	0.0690	0.0680
January	0.0730	0.0730	0.0720	0.0620	0.0690	0.0680
February	0.0730	0.0730	0.0720	0.0620	0.0690	0.0680
March	0.0730	0.0730	0.0720	0.0620	0.0610	0.0680
April	0.0730	0.0730	0.0720	0.0620	0.0610	0.0680

Long-Term Capital Gain**	$—	$—	$—	$—	$0.1069	$—
Short-Term Capital Gain**	—	—	—	—	$0.0068	—
Ordinary Income Distribution**	—	—	—	—	$0.0015	—

Market Yield***	5.95%	5.81%	5.71%	5.28%	4.92%	5.58%
Taxable-Equivalent Yield***	8.26%	8.07%	7.93%	7.33%	6.83%	7.75%

**	Distribution paid in December 2012.
***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2013, all of the Funds in this report had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	13

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of April 30, 2013, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI, NIF and NPX have not repurchased any of their outstanding common shares.

	Common Shares	% of Common Shares
Fund	Repurchased and Retired	Authorized for Repurchase
NIO	2,900	0.0%
NVG	10,400	0.3%
NEA	19,300	0.9%

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of April 30, 2013, and during the current reporting period, the share prices of the Funds were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NQI	NIO	NIF	NPX	NVG	NEA
Common Share NAV	$15.48	$15.96	$16.09	$14.95	$16.24	$15.37
Common Share Price	$14.73	$15.09	$15.13	$14.10	$14.88	$14.63
Premium/(Discount) to NAV	-4.84%	-5.45%	-5.97%	-5.69%	-8.37%	-4.81%
6-Month Average
Premium/(Discount) to NAV	-1.95%	-3.37%	-3.63%	-3.18%	-5.50%	-2.22%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	15

Nuveen Quality Municipal Fund, Inc. (NQI)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQI at Common Share NAV	2.80%	9.68%	8.04%	5.71%
NQI at Common Share Price	(2.13)%	7.71%	8.39%	4.92%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	25.6%
Transportation	16.1%
Tax Obligation/General	12.0%
Health Care	11.8%
U.S. Guaranteed	11.6%
Water and Sewer	11.3%
Other	11.6%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	21.7%
AA	43.3%
A	21.5%
BBB	11.3%
N/R	0.4%

States1
(as a % of total investments)
California	13.7%
Florida	9.3%
Illinois	6.2%
Pennsylvania	6.1%
Washington	6.1%
Arizona	5.9%
Texas	5.9%
Colorado	4.4%
Kentucky	3.5%
Louisiana	3.4%
Massachusetts	3.2%
Indiana	3.0%
Michigan	2.7%
New York	2.6%
Wisconsin	2.3%
Ohio	2.3%
Other	19.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

16	Nuveen Investments

Nuveen Municipal Opportunity Fund, Inc. (NIO)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIO at Common Share NAV	2.70%	8.92%	7.82%	5.75%
NIO at Common Share Price	(0.04)%	7.49%	8.37%	5.45%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	23.1%
U.S. Guaranteed	14.4%
Transportation	13.6%
Health Care	12.8%
Water and Sewer	10.8%
Tax Obligation/General	9.6%
Utilities	6.8%
Other	8.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	21.0%
AA	44.9%
A	17.8%
BBB	10.2%
BB or Lower	3.6%
N/R	1.2%

States1
(as a % of total investments)
Florida	13.2%
California	12.8%
Illinois	6.2%
New York	4.8%
Ohio	4.7%
Texas	4.7%
Washington	4.4%
Indiana	4.4%
Pennsylvania	3.7%
New Jersey	3.4%
Nevada	3.0%
Louisiana	3.0%
South Carolina	2.9%
Colorado	2.8%
Massachusetts	2.4%
Michigan	2.2%
Arizona	2.1%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	17

Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIF at Common Share NAV	2.86%	9.36%	8.29%	5.87%
NIF at Common Share Price	(1.20)%	4.93%	9.23%	5.32%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	21.5%
Tax Obligation/General	15.3%
U.S. Guaranteed	15.1%
Transportation	13.8%
Health Care	11.7%
Water and Sewer	8.0%
Education and Civic Organizations	5.5%
Other	9.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	26.3%
AA	43.9%
A	13.8%
BBB	10.0%
BB or Lower	2.9%
N/R	0.5%

States1
(as a % of total investments)
California	15.2%
Illinois	11.0%
Texas	5.4%
Florida	5.4%
Colorado	5.4%
Indiana	5.2%
New York	4.8%
Pennsylvania	4.7%
Ohio	3.7%
New Jersey	3.6%
Arizona	3.6%
Massachusetts	3.4%
North Carolina	3.1%
Georgia	2.6%
Vermont	2.4%
Washington	2.4%
Other	18.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Premium Income Municipal Opportunity Fund (NPX)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPX at Common Share NAV	2.65%	9.05%	8.08%	5.80%
NPX at Common Share Price	(2.91)%	7.84%	9.50%	5.48%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	21.0%
U.S. Guaranteed	14.6%
Transportation	13.8%
Health Care	13.2%
Water and Sewer	12.4%
Tax Obligation/General	9.3%
Utilities	6.9%
Other	8.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	22.0%
AA	41.4%
A	23.2%
BBB	7.0%
BB or Lower	0.2%
N/R	0.3%

States1
(as a % of total investments)
California	16.7%
New York	7.4%
Pennsylvania	7.0%
New Jersey	6.8%
Illinois	6.3%
Colorado	5.9%
Florida	5.7%
Texas	5.2%
Indiana	4.0%
Louisiana	3.8%
Washington	3.7%
Arizona	3.4%
Puerto Rico	3.0%
Massachusetts	2.3%
Other	18.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen Dividend Advantage Municipal Income Fund (NVG)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	2.66%	9.29%	7.90%	6.19%
NVG at Common Share Price	(2.72)%	4.34%	8.42%	6.09%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	22.5%
Health Care	15.8%
Tax Obligation/General	11.6%
U.S. Guaranteed	11.2%
Transportation	10.3%
Water and Sewer	9.2%
Education and Civic Organizations	8.4%
Investment Companies	0.2%
Other	10.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	28.4%
AA	39.8%
A	15.8%
BBB	6.3%
BB or Lower	3.4%
N/R	4.7%

States1
(as a % of municipal bonds)
California	12.3%
Washington	9.0%
Texas	8.4%
Illinois	6.3%
Georgia	5.3%
Indiana	4.6%
Colorado	4.5%
Florida	4.4%
New York	3.6%
Pennsylvania	3.6%
South Carolina	3.5%
Ohio	3.4%
New Jersey	3.0%
Louisiana	2.8%
Michigan	2.6%
Massachusetts	1.8%
Nevada	1.7%
Other	19.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen AMT-Free Municipal Income Fund (NEA)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NEA at Common Share NAV	1.89%	6.62%	7.01%	5.97%
NEA at Common Share Price	(4.85)%	4.76%	6.77%	5.51%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	8.88%	6.74%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
U.S. Guaranteed	23.8%
Tax Obligation/Limited	23.0%
Health Care	16.0%
Water and Sewer	11.5%
Tax Obligation/General	8.1%
Transportation	6.7%
Other	10.9%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	29.5%
AA	35.4%
A	23.8%
BBB	2.8%
BB or Lower	3.8%
N/R	0.9%

States1
(as a % of total investments)
Florida	11.0%
California	9.8%
Illinois	7.3%
Indiana	5.9%
Washington	5.6%
Pennsylvania	5.2%
Texas	5.1%
New York	4.5%
Michigan	4.5%
Ohio	4.4%
Colorado	4.3%
Wisconsin	3.6%
South Carolina	2.9%
North Carolina	2.8%
Massachusetts	2.8%
Alabama	2.4%
Other	17.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

NEA	Shareholder Meeting Report
NIF
NPX
A special meeting of shareholders was held in the offices of Nuveen Investments on December 14, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization and the approval of the issuance of additional common shares. The meeting was subsequently adjourned to January 24, 2013. The meeting for NEA was subsequently adjourned to February 22, 2013, March 14, 2013 and April 5, 2013.

	NEA			NIF		NPX
	Common and			Common and		Common and
	Preferred shares			Preferred shares		Preferred shares
	voting together			voting together		voting together
	as a class	Preferred shares	Common Shares	as a class	Preferred shares	as a class	Preferred shares
To approve an Agreement
and Plan of Reorganization.
For	—	4,212,649	—	10,269,043	1,275	19,391,175	1,790
Against	—	189,364	—	520,134	—	1,057,501	—
Abstain	—	48,963	—	486,121	34	900,959	400
Total	—	4,450,976	—	11,275,298	1,309	21,349,635	2,190
To approve the issuance
of additional common
shares in connection with
each Reorganization.
For	14,184,204	—	10,601,529	—	—	—	—
Against	1,126,724	—	836,276	—	—	—	—
Abstain	716,845	—	674,182	—	—	—	—
Total	16,027,773	—	12,111,987	—	—	—	—

22	Nuveen Investments

Nuveen Quality Municipal Fund, Inc.
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 146.3% (100.0% of Total Investments)
	Alabama – 1.7% (1.2% of Total Investments)
$7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1 (4)	$7,663,600
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA–	1,342,388
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA–	1,080,560
9,250	Total Alabama			10,086,548
	Arizona – 8.7% (5.9% of Total Investments)
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,437,965
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,187,847
10,000	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A1	11,238,400
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	1,382,652
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	1,698,750
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,989,383
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 14.955%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	3,216,730
10,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	11,500,000
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,001,008
44,345	Total Arizona			51,652,735
	Arkansas – 0.4% (0.3% of Total Investments)
2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2	2,392,560
	California – 20.0% (13.7% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured (UB)	12/14 at 100.00	AAA	4,305,096
3,965	5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured (UB)	12/14 at 100.00	AAA	4,256,784
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,153,100
5,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	5,621,950
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	10/13 at 100.00	A1	80,271
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,180
3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	3,908,619
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,672,510
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,046,450
2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–	2,512,856
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,709,050

Nuveen Investments	23

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
$22,985	0.000%, 1/15/24 – NPFG Insured	7/13 at 53.70	Baa2	$12,197,220
22,000	0.000%, 1/15/31 – NPFG Insured	7/13 at 35.18	Baa2	7,645,660
50,000	0.000%, 1/15/37 – NPFG Insured	7/13 at 24.42	Baa2	12,059,000
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/14 at 100.00	A	5,028,300
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,924,745
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	3,673,219
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA–	1,293,205
4,100	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	7/13 at 100.00	A (4)	4,715,205
2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB	2,609,995
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	AA–	2,098,260
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,199,680
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	4,018,234
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	8,771,266
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,450,455
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	Aa2 (4)	1,059,290
1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	Aa2 (4)	1,615,417
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,457,044
181,125	Total California			119,088,061
	Colorado – 6.5% (4.4% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA–	2,187,605
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,884,918
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,288,257
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,712,484
2,540	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/25 – AGM Insured	12/22 at 100.00	AA–	3,051,454
1,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24, FGIC Insured	11/16 at 100.00	A+	1,120,230
5,365	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	6,025,861
1,085	Denver, Colorado, Airport Revenue Bonds, Trust 2365, 13.866%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+	1,590,675
9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa2	3,849,149
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa2	5,302,200

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012:
$400	5.000%, 12/01/32	No Opt. Call	A+	$462,780
1,000	3.000%, 12/01/32	No Opt. Call	A+	941,890
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	1,345,513
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,034,308
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	1,087,196
5	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	5,384
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
320	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	348,653
175	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	191,898
45,750	Total Colorado			38,430,455
	Connecticut – 0.2% (0.1% of Total Investments)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	1,122,290
	District of Columbia – 1.2% (0.8% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,532,059
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.448%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+ (4)	5,470,752
5,255	Total District of Columbia			7,002,811
	Florida – 13.5% (9.3% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	4,777,141
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	11,283,600
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	2,260,940
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,186,263
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	3,679,218
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	4,507,200
7,000	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	8,532,160
2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 101.00	AAA	2,787,923
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.027%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	4,088,849
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	694,884
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,137,390
13,045	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	13,690,336
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA–	11,357,424
3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%,8/01/16 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	AA– (4)	3,774,051

Nuveen Investments	25

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	$4,677,116
2,000	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	2,224,940
71,790	Total Florida			80,659,435
	Georgia – 3.2% (2.2% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,063,520
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	7,986,650
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	2,335,220
7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3	7,605,767
17,295	Total Georgia			18,991,157
	Hawaii – 1.2% (0.8% of Total Investments)
1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa2 (4)	1,636,232
4,250	Hawaii State, General Obligation Bonds, Refunding Series 2011EA, 5.000%, 12/01/20	No Opt. Call	AA	5,350,325
5,870	Total Hawaii			6,986,557
	Illinois – 9.1% (6.2% of Total Investments)
3,490	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	A+	4,462,105
1,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	1,749,195
1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	1,946,785
2,660	Cook County, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.000%, 11/15/21 – NPFG Insured	11/17 at 100.00	AA	3,079,854
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	2,647,837
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,138,600
825	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A2	937,538
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A1	8,383,756
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	16,503,150
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,044,250
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	12,256,200
58,890	Total Illinois			54,149,270
	Indiana – 4.4% (3.0% of Total Investments)
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,313,446
11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	12,368,101
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,009,176

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$4,935	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	$5,251,778
23,845	Total Indiana			25,942,501
	Kansas – 1.3% (0.9% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	6,008,915
2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	Aa2 (4)	2,040,020
7,500	Total Kansas			8,048,935
	Kentucky – 5.2% (3.5% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	3,237,236
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	Baa2	2,590,315
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	Baa2	12,343,169
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A– (4)	3,946,999
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A– (4)	6,336,925
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA– (4)	2,459,623
29,775	Total Kentucky			30,914,267
	Louisiana – 5.0% (3.4% of Total Investments)
1,000	Lafayette Public Power Authority, Louisiana, Electric Revenue Bonds, Series 2012, 5.000%, 11/01/29	No Opt. Call	A+	1,185,660
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	12,345,383
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,648,227
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.895%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	13,168
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 15.863%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	6,581
5,000	Louisiana State, General Obligation Bonds, Series 2012C, 5.000%, 7/15/21	No Opt. Call	AA	6,337,850
26,280	Total Louisiana			29,536,869
	Maine – 0.4% (0.3% of Total Investments)
555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aaa	557,348
1,640	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	1,732,808
2,195	Total Maine			2,290,156
	Massachusetts – 4.7% (3.2% of Total Investments)
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,582,360
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	8,129,220
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.505%, 1/01/16 (IF)	No Opt. Call	AAA	4,755,276
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,291,300
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,033,040
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,234,483
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,066,080

Nuveen Investments	27

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	$3,656,753
1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	1,438,734
23,490	Total Massachusetts			28,187,246
	Michigan – 3.9% (2.7% of Total Investments)
710	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	776,101
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,429,800
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	Aa2	2,057,742
2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	3,191,238
10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	12,076,109
20,870	Total Michigan			23,530,990
	Minnesota – 0.4% (0.2% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–	1,109,480
1,040	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	1,056,567
2,040	Total Minnesota			2,166,047
	Mississippi – 1.6% (1.1% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	A (4)	2,867,556
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	6,417,150
8,160	Total Mississippi			9,284,706
	Nebraska – 2.2% (1.5% of Total Investments)
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/17 at 100.00	AA	12,974,855
	Nevada – 1.9% (1.3% of Total Investments)
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,500	5.000%, 7/01/25 (Alternative Minimum Tax)	1/23 at 100.00	A	2,895,300
2,500	5.000%, 7/01/26 (Alternative Minimum Tax)	1/23 at 100.00	A	2,867,150
5,000	5.000%, 7/01/27 (Alternative Minimum Tax)	1/23 at 100.00	A	5,678,650
10,000	Total Nevada			11,441,100
	New Jersey – 2.9% (2.0% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,784,473
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,784,473
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	1,190,400
4,475	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	No Opt. Call	AA+	5,116,089
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	7,554,900
15,875	Total New Jersey			17,430,335

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.8% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
$1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	$1,410,502
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AAA	3,448,019
4,635	Total New Mexico			4,858,521
	New York – 3.8% (2.6% of Total Investments)
310	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	10/13 at 100.00	A+	311,215
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,222,351
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,197,467
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	3,388,473
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,236,680
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,492,633
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.046%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	2,065,032
430	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/13 at 100.00	AA–	431,118
	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 (Pre-refunded 3/15/15) – AGM Insured (UB)	3/15 at 100.00	AAA	2,675,668
2,465	5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured (UB)	3/15 at 100.00	AAA	2,681,107
20,965	Total New York			22,701,744
	North Dakota – 0.5% (0.3% of Total Investments)
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	633,402
970	4.000%, 3/01/19	No Opt. Call	A	1,073,926
1,085	5.000%, 3/01/21	No Opt. Call	A	1,286,159
2,655	Total North Dakota			2,993,487
	Ohio – 3.4% (2.3% of Total Investments)
7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (4)	7,378,700
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	9,308,752
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	3,366,565
19,110	Total Ohio			20,054,017
	Pennsylvania – 8.9% (6.1% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,296,790
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	1,320,737
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,658,725
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	1,795,776
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	2,738,610
3,750	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	4,327,763

Nuveen Investments	29

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	$5,725,458
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA–	5,584,350
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	8,730,378
2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	2,717,375
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	N/R	2,095,720
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,272,105
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA–	1,140,420
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	5,628,170
48,645	Total Pennsylvania			53,032,377
	Puerto Rico – 3.2% (2.2% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	2,529,550
31,870	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	6,282,533
5,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB–	4,763,900
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured (ETM)	No Opt. Call	BBB+ (4)	5,794,550
44,370	Total Puerto Rico			19,370,533
	South Carolina – 3.2% (2.2% of Total Investments)
2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 100.00	AA+ (4)	2,512,276
5,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/21	No Opt. Call	AA–	6,270,500
9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	10,463,520
17,375	Total South Carolina			19,246,296
	South Dakota – 0.5% (0.3% of Total Investments)
750	Rapid City, South Dakota, Sales Tax Revenue Bonds, Series 2013, 3.000%, 12/01/32	No Opt. Call	Aa3	732,885
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	A+	281,828
1,850	5.000%, 7/01/42	7/21 at 100.00	A+	2,016,093
2,850	Total South Dakota			3,030,806
	Texas – 8.6% (5.9% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	2,560,828
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	2,013,242
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,584,345

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 (Pre-refunded 7/15/14) – AGM Insured (UB)	7/14 at 100.00	AA– (4)	$3,322,191
4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,936,504
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA–	3,721,130
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA–	2,184,157
17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	25,331,355
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	8/13 at 100.00	A+	2,009,500
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,761,981
800	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	857,816
41,080	Total Texas			51,283,049
	Utah – 0.8% (0.6% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.644%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	5,066,169
	Washington – 8.9% (6.1% of Total Investments)
10,355	King County School District 403 Renton, Washington, General Obligation Bonds, Series 2012, 5.000%, 12/01/19	No Opt. Call	AA+	12,823,425
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	8,987,760
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.406%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	2,309,605
1,970	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,212,015
10,000	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2012R-13A, 5.000%, 7/01/21	No Opt. Call	AA+	12,624,700
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+	13,921,272
53,500	Total Washington			52,878,777
	Wisconsin – 3.4% (2.3% of Total Investments)
1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,749,924
3,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 4.500%, 2/15/40	2/22 at 100.00	A–	3,510,304
11,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	12,269,840
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	1,472,025
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,082,590
18,260	Total Wisconsin			20,084,683

Nuveen Investments	31

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.7% (0.5% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,158,160
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,185,210
1,530	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 1, 4.375%, 12/01/32 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,586,503
3,530	Total Wyoming			3,929,873
$905,595	Total Municipal Bonds (cost $792,824,580)			870,840,218

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$569	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$142,176
166	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	33,284
$735	Total Corporate Bonds (cost $13,983)				175,460
	Total Investments (cost $792,838,563) – 146.3%				871,015,678
	Floating Rate Obligations – (8.9)%				(52,775,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (40.4)% (8)				(240,400,000)
	Other Assets Less Liabilities – 3.0%				17,515,746
	Net Assets Applicable to Common Shares – 100%				$595,356,424

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Municipal Opportunity Fund, Inc.
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 149.0% (100.0% of Total Investments)
	Alabama – 1.2% (0.8% of Total Investments)
$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$10,985,310
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured (4)	8/13 at 100.00	Ca	7,599,353
20,695	Total Alabama			18,584,663
	Arizona – 3.1% (2.1% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	4,411,552
5,545	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	6,199,476
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–	2,146,380
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–	2,138,680
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,083,490
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA–	3,359,400
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA (5)	1,055,250
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 14.925%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	6,082,544
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+	1,206,787
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	14,629,096
5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+	5,360,450
43,615	Total Arizona			47,673,105
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,857,718
	California – 19.0% (12.8% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	4,417,504
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	32,208
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	26,840
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured (UB)	12/14 at 100.00	AAA	3,940,075
2,795	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured (UB)	12/14 at 100.00	AAA	3,000,684
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	3,373,170
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
3,220	9.308%, 2/15/20 (IF) (6)	No Opt. Call	AA–	3,993,830
1,275	9.308%, 2/15/20 (IF)	No Opt. Call	AA–	1,581,408
1,215	9.301%, 2/15/20 (IF)	No Opt. Call	AA–	1,506,722
10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	10,744,993
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1	3,787,210

Nuveen Investments	33

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	$6,240,935
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	10,478,800
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
15,545	4.500%, 6/01/27	6/17 at 100.00	B	15,164,148
5,290	5.000%, 6/01/33	6/17 at 100.00	B	4,879,919
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,540,535
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	3,735,928
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	3,135,656
20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2 (5)	20,163,000
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	3,366,570
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	4,676,776
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	6/13 at 100.00	N/R	15,013,350
6,000	5.125%, 6/15/33 – AMBAC Insured	6/13 at 100.00	N/R	6,004,140
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,100,181
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA–	6,042,000
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA	3,261,119
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,779,625
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	58,722,144
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	7/13 at 100.00	Baa2	31,615,632
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa2	8,581,510
21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	20,795,679
11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa2	13,191,975
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1	7,113,258
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	5,127,100
307,720	Total California			290,134,624
	Colorado – 4.1% (2.8% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,101,082
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	Aa2 (5)	2,129,824
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AA– (5)	1,052,840

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	$5,085,185
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa1 (5)	1,872,066
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	Baa2	24,158,764
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	Baa2	5,302,200
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (5)	4,865,373
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	4,284,541
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa2 (5)	2,686,550
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	9,457,270
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured University of Colorado, Enterprise System Revenue Bonds, Series 2005:	6/15 at 100.00	Aa2	16,152
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	702,753
340	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	372,830
77,520	Total Colorado			63,087,430
	Connecticut – 0.2% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,647,443
	District of Columbia – 1.1% (0.7% of Total Investments)
2,850	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	2,982,839
	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2003:
5,000	5.125%, 10/01/24 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA (5)	5,102,650
5,000	5.125%, 10/01/25 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA (5)	5,102,650
2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (6)	10/16 at 100.00	AA+	3,064,119
15,520	Total District of Columbia			16,252,258
	Florida – 19.6% (13.2% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1	1,371,613
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (5)	3,852,546
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	1,351,449
875	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (5)	932,496
4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	AA+ (5)	4,590,990
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	6,770,160
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	5,823,254
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	14,117,350
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (5)	1,599,660
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	AA–	3,247,860

Nuveen Investments	35

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
$1,120	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	9/13 at 100.00	AA+	$1,123,013
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	9/13 at 100.00	AA+	1,893,024
695	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	10/13 at 100.00	A2	698,190
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R	927,590
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R	483,165
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	1,275,125
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1	1,115,674
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1	1,247,920
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	Baa2	2,590,500
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA–	2,683,150
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	1,252,296
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	A– (5)	4,024,768
120	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	11/13 at 100.00	Baa2	120,352
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–	2,037,760
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	2,077,564
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	3,065,650
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,082,130
6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	6,048,600
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 101.00	AA (5)	2,067,900
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,108,460
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+	2,825,696
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa2	1,711,984
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa2	1,891,488
1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (5)	1,511,346
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA	1,595,685
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured	10/13 at 100.00	AAA	1,478,870
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	5,289,550
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2	1,277,011
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–	1,601,004
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	1,061,810

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3	$3,323,550
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa2 (5)	2,041,060
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (5)	1,378,418
1,000	5.250%, 10/01/18 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (5)	1,021,050
2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	2,034,120
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
3,200	5.000%, 10/01/30 (Alternative Minimum Tax)	No Opt. Call	A	3,591,808
1,545	5.000%, 10/01/31 (Alternative Minimum Tax)	No Opt. Call	A	1,726,275
2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/13 at 100.00	AA–	2,207,040
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	13,460,777
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,688,676
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,329,190
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2	2,508,620
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	Baa2	1,369,864
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	Baa2	2,253,923
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA–	2,190,440
7,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	7,722,120
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA	1,132,980
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	2,755,150
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,602,000
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	8,112,546
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	1,783,933
1,025	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–	1,026,722
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	AA– (5)	2,276,291
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,398,940
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+	7,932,800
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	A1	1,018,470
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1	509,235
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	509,020
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA	3,295,410
	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3	2,255,305
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3	1,317,550

Nuveen Investments	37

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	$1,235,017
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	1,059,070
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	6,273,005
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	9,663,395
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	AA– (5)	1,859,664
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AA– (5)	1,061,900
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	2,048,287
4,260	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (5)	4,493,789
5,740	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (5)	6,920,029
3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	3,729,163
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
3,850	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	4,117,575
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	1,530,876
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	A1	1,503,866
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	A1	1,585,167
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,721,775
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	451,492
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	7/13 at 100.00	Aaa	1,518,525
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	A3	10,649,804
16,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	17,967,331
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	AA+	1,439,206
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,478,063
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA– (5)	2,131,420
12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,721,920
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	A2	1,910,610
279,140	Total Florida			299,668,885
	Georgia – 2.2% (1.5% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,063,520
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	11,409,500
1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	1,224,254
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	3,114,930
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–	1,639,168

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
$1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	$1,775,767
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,188,379
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,667,445
5,295	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	A+	5,452,050
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A+	2,504,903
31,375	Total Georgia			34,039,916
	Idaho – 1.1% (0.7% of Total Investments)
12,930	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	14,150,721
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	1,117,830
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,190,489
14,995	Total Idaho			16,459,040
	Illinois – 9.2% (6.2% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA–	1,133,412
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	8,772,302
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	7,896,816
10,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 5.000%, 11/01/42	11/22 at 100.00	AA	11,346,500
6,380	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,238,428
10,580	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	5/13 at 100.00	Baa1	10,625,811
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/13 at 100.00	Baa2	3,299,877
3,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	A–	4,038,075
2,315	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	2,578,447
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	7,943,510
14,965	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51 Illinois State, General Obligation Bonds, Refunding Series 2012:	10/21 at 100.00	Aa1	16,652,753
3,160	5.000%, 8/01/21	No Opt. Call	A2	3,720,142
1,225	5.000%, 8/01/22	No Opt. Call	A2	1,444,300
2,740	5.000%, 8/01/23	No Opt. Call	A2	3,209,472
1,055	5.000%, 8/01/24	8/22 at 100.00	A2	1,209,262
270	5.000%, 8/01/25	8/22 at 100.00	A2	306,831
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	7/16 at 100.00	AA–	6,065,437
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.980%, 1/01/21 (WI/DD, Settling 5/16/13) (IF)	No Opt. Call	AA–	2,137,838
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,177,000
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,974,050
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	7,283,551
5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.474%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	7,358,915

Nuveen Investments	39

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
$4,260	5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aaa	$4,577,881
2,365	5.000%, 12/01/23 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aaa	2,541,476
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	2,376,240
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA–	1,197,217
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA–	1,320,101
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA–	1,466,330
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,315,222
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA–	2,567,886
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA–	2,813,326
169,360	Total Illinois			140,588,408
	Indiana – 6.6% (4.4% of Total Investments)
2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+ (5)	2,050,341
13,070	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	14,497,113
3,450	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	3,695,606
14,760	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	15,891,797
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,494,000
11,200	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (5)	12,227,152
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	9,260,325
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,811,700
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	12,493,400
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	10,883,315
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (5)	1,385,426
5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 (Pre-refunded 7/15/13) – AMBAC Insured	7/13 at 100.00	AA– (5)	5,050,100
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,571,250
100,465	Total Indiana			100,311,525
	Iowa – 0.6% (0.4% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,745	5.375%, 6/01/38	6/15 at 100.00	B+	1,683,227
955	5.500%, 6/01/42	6/15 at 100.00	B+	927,572
190	5.625%, 6/01/46	6/15 at 100.00	B+	186,354
5,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,603,752
8,490	Total Iowa			8,400,905
	Kansas – 0.6% (0.4% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 101.00	AA– (5)	2,204,974

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
$2,145	5.000%, 9/01/27 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (5)	$2,280,156
4,835	5.000%, 9/01/29 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (5)	5,139,653
9,035	Total Kansas			9,624,783
	Kentucky – 1.9% (1.3% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	4,067,564
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	4,683,454
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA–	11,909,600
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	8,504,400
25,230	Total Kentucky			29,165,018
	Louisiana – 4.4% (3.0% of Total Investments)
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	3,857,639
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (5)	3,248,941
4,180	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (5)	4,408,939
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	2,623,800
4,415	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	4,826,699
5,000	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	5,466,250
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	3,597,330
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	38,555,135
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.895%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	50,476
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
235	5.500%, 5/15/30	5/13 at 100.00	A1	236,295
250	5.875%, 5/15/39	5/13 at 100.00	A–	251,378
61,898	Total Louisiana			67,122,882
	Maine – 0.3% (0.2% of Total Investments)
2,015	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	2,189,801
3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA	3,023,010
5,015	Total Maine			5,212,811
	Maryland – 0.4% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	5,493,377
	Massachusetts – 3.5% (2.4% of Total Investments)
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,155,155
3,225	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	3,273,794
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.732%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA	8,168,118
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (5)	12,169,190

Nuveen Investments	41

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	$15,495,600
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	7,656,492
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (5)	1,613,850
47,810	Total Massachusetts			53,532,199
	Michigan – 3.3% (2.2% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	6,746,167
1,695	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	1,852,805
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/13 at 100.00	Baa2	5,778,780
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 – NPFG Insured (7)	1/13 at 100.00	A	1,569,449
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,260,160
8,260	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	9,545,586
11,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	12,170,620
10,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/13 at 100.00	BBB+	10,007,800
47,445	Total Michigan			50,931,367
	Minnesota – 0.8% (0.5% of Total Investments)
5,005	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	6,135,930
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	6,109,139
10,025	Total Minnesota			12,245,069
	Missouri – 0.9% (0.6% of Total Investments)
7,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	8,017,413
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–	5,059,148
11,375	Total Missouri			13,076,561
	Montana – 0.2% (0.2% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA–	3,502,050
	Nebraska – 2.8% (1.9% of Total Investments)
6,145	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	6,688,157
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (6)	9/17 at 100.00	AA	28,954,581
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,793,750
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA– (5)	1,098,460
39,270	Total Nebraska			42,534,948
	Nevada – 4.4% (3.0% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA–	7,734,020
3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA–	3,683,645

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	$3,481,290
16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	19,021,790
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	7,727,371
10,285	Henderson, Nevada, General Obligation Bonds, Sewer Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (5)	11,040,228
14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	6/13 at 100.00	BBB	15,005,080
62,980	Total Nevada			67,693,424
	New Jersey – 5.0% (3.4% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	2,133,460
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,398,815
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	4,041,307
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	4,041,307
5,900	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	6,170,102
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	32,737,880
	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	8,316,825
2,000	5.000%, 1/01/23 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (5)	2,016,200
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,563,721
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,760	4.500%, 6/01/23	6/17 at 100.00	B1	6,764,732
1,045	4.625%, 6/01/26	6/17 at 100.00	B1	1,017,537
1,415	4.750%, 6/01/34	6/17 at 100.00	B2	1,246,459
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,730,929
67,970	Total New Jersey			76,179,274
	New Mexico – 1.3% (0.9% of Total Investments)
3,660	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Subordinate Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	3,967,733
13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	15,251,720
17,260	Total New Mexico			19,219,453
	New York – 7.2% (4.8% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	N/R	2,006,844
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,380,422
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,613,973
3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,953,280
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	13,829,875
6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	7,084,989
2,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,795,850

Nuveen Investments	43

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	$3,500,167
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	3,228,610
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	5,524,550
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,843,500
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+	5,335,850
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	15,112,300
3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured (UB)	3/15 at 100.00	AAA	3,969,996
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,040,490
5,000	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	5,202,450
4,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	4,828,026
4,155	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/13 at 100.00	A+	4,169,418
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,135	5.000%, 11/15/28	No Opt. Call	A+	2,544,685
2,450	0.000%, 11/15/31	No Opt. Call	A+	1,221,178
625	3.125%, 11/15/32	No Opt. Call	A+	599,306
1,815	0.000%, 11/15/32	No Opt. Call	A+	861,689
103,285	Total New York			109,647,448
	North Carolina – 1.9% (1.3% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,214,870
2,575	5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,696,592
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	11,362,800
4,970	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,478,680
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,434,638
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,531,087
26,160	Total North Carolina			28,718,667
	North Dakota – 0.8% (0.5% of Total Investments)
4,200	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	4,580,604
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,415,180
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,490,920
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,312,450
10,750	Total North Dakota			11,799,154
	Ohio – 7.0% (4.7% of Total Investments)
1,730	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,878,607

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
$1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	$2,208,808
2,755	4.000%, 5/01/33	5/22 at 100.00	AA–	2,829,495
2,420	5.000%, 5/01/42	5/22 at 100.00	AA–	2,691,330
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
9,815	5.125%, 6/01/24	6/17 at 100.00	B–	9,111,265
8,535	5.750%, 6/01/34	6/17 at 100.00	B	7,486,475
1,495	5.875%, 6/01/47	6/17 at 100.00	B	1,335,738
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (5)	2,793,365
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (5)	2,156,420
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (5)	2,504,083
6,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	6,716,940
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa2	2,382,414
19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	20,166,390
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (UB) (6)	1/23 at 100.00	AA	7,297,001
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
1,250	17.137%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,928,600
1,750	17.130%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	2,699,620
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,407,329
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,591,560
9,235	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48 (WI/DD, Settling 5/09/13)	2/23 at 100.00	BB+	9,234,354
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (5)	3,084,630
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,000	5.750%, 12/01/32	12/22 at 100.00	N/R	2,207,580
1,320	6.000%, 12/01/42	12/22 at 100.00	N/R	1,471,642
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA–	2,251,020
100,875	Total Ohio			107,434,666
	Oklahoma – 2.8% (1.9% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,811,150
7,500	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	8,143,050
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,195,300
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,732,920
450	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	459,567
21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	21,685,020
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3	5,128,343
39,830	Total Oklahoma			42,155,350

Nuveen Investments	45

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.5% (0.3% of Total Investments)
$2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (5)	$2,768,195
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,857,880
6,535	Total Oregon			7,626,075
	Pennsylvania – 5.5% (3.7% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	2,454,417
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	8,788,429
6,555	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	7,078,548
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	5,868,450
1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,806,120
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	1,932,444
	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B:
5,000	4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,301,350
6,740	4.500%, 6/01/32 – AGM Insured (UB) (6)	12/16 at 100.00	AA	7,146,220
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,870,123
1,300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,413,893
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	11,121,500
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	7,668,432
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	5,827,189
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2	6,853,583
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA–	3,654,990
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA–	3,832,640
76,230	Total Pennsylvania			83,618,328
	Puerto Rico – 0.8% (0.5% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (5)	2,753,025
670	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	BBB	673,672
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,742,309
36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	7,096,680
40,720	Total Puerto Rico			12,265,686
	Rhode Island – 0.5% (0.3% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	7/13 at 100.00	Baa2	2,201,344
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1	1,490,677

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island (continued)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
$215	6.125%, 6/01/32	6/13 at 100.00	BBB+	$217,129
3,550	6.250%, 6/01/42	6/13 at 100.00	BBB–	3,634,348
7,365	Total Rhode Island			7,543,498
	South Carolina – 4.4% (2.9% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.768%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	18,698,381
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (5)	2,123,280
2,605	5.250%, 8/15/23 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (5)	2,765,572
2,385	5.250%, 8/15/25 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	Baa2 (5)	2,532,011
4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA–	5,002,650
4,100	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	4,399,423
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,528,238
17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	18,403,175
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	11,419,218
59,240	Total South Carolina			66,871,948
	Texas – 7.0% (4.7% of Total Investments)
4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	4,947,564
8,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	9,676,227
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/13 at 100.00	Baa2	25,053,500
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,201,280
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,249,400
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,355,193
1,180	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21	No Opt. Call	A1	1,184,460
8,425	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	9,668,025
24,330	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	27,189,992
1,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,890,928
7,600	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	Baa2 (5)	8,685,660
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/13 at 100.00	AA–	1,887,325
98,930	Total Texas			106,989,554
	Utah – 1.3% (0.8% of Total Investments)
200	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA–(5)	2,016,020

Nuveen Investments	47

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB) (6)	6/18 at 100.00	AAA	$17,102,550
17,000	Total Utah			19,118,570
	Virginia – 2.0% (1.3% of Total Investments)
10,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	11,432,900
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (5)	1,091,987
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,082,840
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	18,811
5,740	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	6,143,235
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,740	0.000%, 7/01/32	No Opt. Call	BBB–	706,840
2,465	0.000%, 7/01/33	No Opt. Call	BBB–	947,891
960	0.000%, 7/01/34	No Opt. Call	BBB–	350,275
1,330	0.000%, 7/01/35	No Opt. Call	BBB–	460,180
2,300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,398,440
5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,491,050
31,600	Total Virginia			30,124,449
	Washington – 6.6% (4.4% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/13 at 100.00	AAA	10,130,000
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA (5)	2,695,300
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (5)	3,762,325
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.805%, 1/01/39 – AGC Insured (IF) (6)	1/19 at 100.00	Aa1	10,175,100
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	19,098,990
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.406%, 7/01/32 – AGM Insured (IF) (6)	7/17 at 100.00	AA+	6,027,167
11,000	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	11,719,840
3,375	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	3,786,953
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,422,736
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,616,704
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,811,450
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	2,895,812
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	7,296,220
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
165	6.500%, 6/01/26	6/13 at 100.00	A3	168,297
415	6.625%, 6/01/32	6/13 at 100.00	Baa1	423,292
5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.513%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	8,493,146
87,060	Total Washington			100,523,332

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.7% (0.5% of Total Investments)
$10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	$11,195,800
	Wisconsin – 2.0% (1.3% of Total Investments)
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	9,685,431
5,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	5,691,536
10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	11,509,735
290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA	304,549
2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (5)	2,727,920
26,740	Total Wisconsin			29,919,171
$2,230,783	Total Municipal Bonds (cost $2,080,301,890)			2,272,790,832

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$542	Las Vegas Monorail Company, Senior Interest Bonds (4), (7)	5.500%	7/15/19	N/R	$135,511
159	Las Vegas Monorail Company, Senior Interest Bonds (4), (7)	3.000%	7/15/55	N/R	31,722
$701	Total Corporate Bonds (cost $13,328)				167,233
	Total Investments (cost $2,080,315,218) – 149.0%				2,272,958,065
	Floating Rate Obligations – (7.2)%				(109,248,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.7)% (8)				(667,200,000)
	Other Assets Less Liabilities – 1.9%				29,299,254
	Net Assets Applicable to Common Shares – 100%				$1,525,808,986

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Premier Municipal Opportunity Fund, Inc.
NIF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 143.7% (100% of Total Investments)
	Alabama – 0.8% (0.5% of Total Investments)
$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	AA+ (4)	$2,428,624
	Alaska – 0.5% (0.3% of Total Investments)
1,530	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	1,431,636
	Arizona – 5.1% (3.6% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,522,663
1,135	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	1,268,964
2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	2,260,080
4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,739,003
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,291,800
13,965	Total Arizona			16,082,510
	Arkansas – 1.4% (1.0% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,345,459
	California – 21.8% (15.2% of Total Investments)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,736
990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured (UB)	12/14 at 100.00	AAA	1,062,854
2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	2,248,780
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,542,143
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA–	1,064,968
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,030	4.500%, 6/01/27	6/17 at 100.00	B	2,955,765
1,115	5.000%, 6/01/33	6/17 at 100.00	B	1,028,565
1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	812,924
2,590	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	3,129,860
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa2	6,166,950
7,760	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	10,283,009
7,425	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	9,756,599
29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	12,262,940
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB	2,044,400
4,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	4,622,893

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa	$3,719,880
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,925,980
80,630	Total California			68,639,246
	Colorado – 7.7% (5.4% of Total Investments)
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.089%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA–	4,033,680
20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa2	8,825,600
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	4,741,586
2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,222,787
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (4)	1,494,181
1,700	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	1,891,454
10	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	10,768
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	702,753
345	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	378,313
33,560	Total Colorado			24,301,122
	District of Columbia – 1.3% (0.9% of Total Investments)
600	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	627,966
3,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	2,561,202
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	763,161
4,415	Total District of Columbia			3,952,329
	Florida – 7.8% (5.4% of Total Investments)
2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa2	2,424,362
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–	1,422,228
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	4,575,680
600	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	671,418
3,175	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,584,194
1,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	1,654,740
4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1	4,328,870
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,171,920
3,290	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	3,672,726
22,290	Total Florida			24,506,138
	Georgia – 3.7% (2.6% of Total Investments)
2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	2,863,242
1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,382,138

Nuveen Investments	51

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,075	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	A+	$1,106,885
2,805	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	3,203,310
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,776,344
1,165	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,291,903
10,345	Total Georgia			11,623,822
	Illinois – 15.8% (11.0% of Total Investments)
4,345	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	A2	4,569,419
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	1,590,331
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	20,361,273
750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	A–	807,615
485	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	540,193
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,105,028
1,320	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	1,560,332
3,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	3,338,340
2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	2,729,225
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	991,350
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,009,453
3,500	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa	3,698,345
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	2,345,555
54,025	Total Illinois			49,646,459
	Indiana – 7.5% (5.2% of Total Investments)
2,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,506,769
700	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	749,833
2,045	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	2,232,547
2,720	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,963,304
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,092,546
1,060	5.250%, 11/15/20 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,140,984
1,100	5.250%, 11/15/21 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,184,040
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	6,661,471
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,395,730
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA–	1,078,460
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	523,750
24,655	Total Indiana			23,529,434

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.7% (1.1% of Total Investments)
$3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 (Pre-refunded 6/15/13) – AMBAC Insured	6/13 at 100.00	N/R (4)	$3,364,602
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
585	5.375%, 6/01/38	6/15 at 100.00	B+	564,291
80	5.625%, 6/01/46	6/15 at 100.00	B+	78,465
1,170	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	1,170,784
5,180	Total Iowa			5,178,142
	Kansas – 0.3% (0.2% of Total Investments)
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
470	5.000%, 9/01/31 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (4)	499,422
515	5.000%, 9/01/31 (Pre-refunded 9/01/14)	9/14 at 100.00	A2 (4)	547,450
985	Total Kansas			1,046,872
	Louisiana – 3.0% (2.1% of Total Investments)
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	776,162
820	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (4)	864,911
7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	7,805,116
30	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	30,165
8,680	Total Louisiana			9,476,354
	Maine – 0.2% (0.1% of Total Investments)
505	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	548,809
	Maryland – 0.4% (0.3% of Total Investments)
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–	1,257,024
	Massachusetts – 4.9% (3.4% of Total Investments)
2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	2,863,975
660	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	669,986
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.576%, 7/01/29 (IF)	7/19 at 100.00	AA	4,570,217
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (4)	4,867,676
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	1,820,462
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	577,805
13,120	Total Massachusetts			15,370,121
	Michigan – 0.5% (0.4% of Total Investments)
830	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	907,273
615	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	668,333
1,445	Total Michigan			1,575,606
	Missouri – 0.7% (0.5% of Total Investments)
2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A– (4)	2,039,580

Nuveen Investments	53

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.4% (0.3% of Total Investments)
$1,260	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	$1,371,371
	Nevada – 2.4% (1.7% of Total Investments)
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,320,860
4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	5,325,875
6,715	Total Nevada			7,646,735
	New Jersey – 5.1% (3.6% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,259,628
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,259,628
1,200	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,254,936
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	4,490,000
4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	5,036,600
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,625	4.500%, 6/01/23	6/17 at 100.00	B1	1,626,138
450	4.625%, 6/01/26	6/17 at 100.00	B1	438,174
885	4.750%, 6/01/34	6/17 at 100.00	B2	779,588
14,560	Total New Jersey			16,144,692
	New Mexico – 1.0% (0.7% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA–	3,270,382
	New York – 6.9% (4.8% of Total Investments)
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	N/R	1,067,470
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,683,296
650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	772,954
2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,261,235
5,330	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,897,059
5,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	5,325,900
665	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24	11/14 at 100.00	AA	710,453
585	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (4)	626,085
945	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	980,126
290	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 11/15/28	No Opt. Call	A+	345,648
19,850	Total New York			21,670,226

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 4.5% (3.1% of Total Investments)
$1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.763%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	$2,577,371
1,195	Dare County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (4)	1,258,574
3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA– (4)	3,160,326
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	3,749,724
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	3,274,816
12,420	Total North Carolina			14,020,811
	Ohio – 5.2% (3.7% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	347,488
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B–	23,573
950	5.125%, 6/01/24	6/17 at 100.00	B–	881,885
1,425	5.750%, 6/01/34	6/17 at 100.00	B	1,249,939
745	5.875%, 6/01/47	6/17 at 100.00	B	665,635
4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A+	4,739,282
2,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	2,530,520
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
400	5.750%, 12/01/32	12/22 at 100.00	N/R	441,516
260	6.000%, 12/01/42	12/22 at 100.00	N/R	289,869
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA–	5,315,644
14,920	Total Ohio			16,485,351
	Oklahoma – 1.8% (1.2% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,811,150
1,610	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	1,748,041
5,110	Total Oklahoma			5,559,191
	Oregon – 0.8% (0.6% of Total Investments)
1,165	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	A+	1,345,983
1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA–	1,148,740
2,165	Total Oregon			2,494,723
	Pennsylvania – 6.7% (4.7% of Total Investments)
1,545	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	1,697,847
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,642,120
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	4,435,800
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,956,150
2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	2,841,524

Nuveen Investments	55

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	$1,148,049
2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,323,001
19,090	Total Pennsylvania			21,044,491
	Puerto Rico – 2.6% (1.8% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	2,529,550
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,124,070
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,245,665
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	985,650
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	BBB+	870,029
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,433,581
11,675	Total Puerto Rico			8,188,545
	Rhode Island – 0.4% (0.3% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
320	6.125%, 6/01/32	6/13 at 100.00	BBB+	323,168
845	6.250%, 6/01/42	6/13 at 100.00	BBB–	865,077
1,165	Total Rhode Island			1,188,245
	South Carolina – 0.9% (0.6% of Total Investments)
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	458,471
2,100	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	2,339,547
2,475	Total South Carolina			2,798,018
	Tennessee – 1.7% (1.2% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,262,860
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA	2,192,151
5,055	Total Tennessee			5,455,011
	Texas – 7.8% (5.4% of Total Investments)
1,150	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	1,291,646
4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 14.090%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	7,543,044
1,730	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	1,985,244

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	$2,391,975
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	4,706,469
4,800	5.250%, 12/15/21 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	4,948,752
345	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	369,933
1,190	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,299,385
19,965	Total Texas			24,536,448
	Utah – 2.1% (1.4% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	6,465,139
	Vermont – 3.5% (2.4% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA–	5,523,600
5,100	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	Aa3	5,524,422
10,100	Total Vermont			11,048,022
	Virginia – 0.6% (0.4% of Total Investments)
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	269,336
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	6,270
1,175	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,257,544
1,350	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/37	No Opt. Call	BBB–	416,516
2,775	Total Virginia			1,949,666
	Washington – 3.5% (2.4% of Total Investments)
2,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	2,231,280
2,755	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/18 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	2,766,847
1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	1,826,198
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.605%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,874,050
500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	576,855
1,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,439,163
280	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	285,594
9,635	Total Washington			10,999,987

Nuveen Investments	57

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.7% (0.5% of Total Investments)
$1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	$1,134,953
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,117,450
2,015	Total Wisconsin			2,252,403
$454,185	Total Municipal Bonds (cost $410,602,774)			451,568,744

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$42	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$10,550
13	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	2,470
$55	Total Corporate Bonds (cost $1,037)				13,020
	Total Investments (cost $410,603,811) – 143.7%				451,581,764
	Floating Rate Obligations – (6.0)%				(19,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.7)% (8)				(130,900,000)
	Other Assets Less Liabilities – 4.0%				12,599,556
	Net Assets Applicable to Common Shares – 100%				$314,281,320

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen Premium Income Municipal Opportunity Fund
NPX	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 140.8% (100% of Total Investments)
	Alabama – 1.7% (1.2% of Total Investments)
$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1 (4)	$4,105,500
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	Baa2	1,369,276
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Baa2	1,021,228
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	AAA	2,810,979
8,775	Total Alabama			9,306,983
	Arizona – 4.8% (3.4% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	3,226,188
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	3,963,750
5,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	6,215,220
12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	13,264,925
24,165	Total Arizona			26,670,083
	Arkansas – 2.3% (1.6% of Total Investments)
5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA– (4)	6,053,851
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2	2,118,000
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2	2,112,120
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	Aa2 (4)	2,549,961
12,225	Total Arkansas			12,833,932
	California – 23.5% (16.7% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	9,632,251
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
20	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	21,472
110	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	118,095
1,870	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	2,007,613
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	1,375,972
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	3,373,170
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA–	1,952,837
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	12,389,300
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	BBB–	4,101,513
5,000	5.250%, 7/01/35	7/15 at 100.00	BBB–	5,239,200
5,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	5,187,500
31,375	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	7/13 at 29.29	Baa2	9,077,729
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,823,953

Nuveen Investments	59

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	$7,349,790
1,890	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,336,022
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	4,488,760
3,510	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30	12/21 at 100.00	AA	4,397,082
15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	15,186,750
1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	2,330,283
8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA	8,347,185
1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,440,984
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA–	912,348
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA–	1,118,440
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/13 at 100.00	N/R	736,507
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,792,568
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	769,493
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	Baa2	1,526,711
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa2	8,525,847
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB	2,044,400
7,855	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	7,685,253
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA–	4,818,762
178,140	Total California			131,107,790
	Colorado – 8.3% (5.9% of Total Investments)
1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A	1,948,264
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,451,274
2,915	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA–	3,428,477
16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	16,534,545
	Denver School District 1, Colorado, General Obligation Bonds, Series 2004:
1,000	5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	1,027,910
125	5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (4)	128,511
12,285	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa2	5,421,125
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,691,025
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	5,516,601
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,152,820

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	$3,102,924
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured University of Colorado, Enterprise System Revenue Bonds, Series 2005:	6/15 at 100.00	Aa2	16,152
640	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	697,306
345	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	378,313
51,030	Total Colorado			46,495,247
	District of Columbia – 0.2% (0.2% of Total Investments)
1,065	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,222,205
	Florida – 8.0% (5.7% of Total Investments)
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	12,411,960
4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 101.00	AAA	4,055,160
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	463,256
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,757,970
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA–	11,087,100
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+	6,989,826
5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	6,138,704
1,500	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	1,668,705
40,500	Total Florida			44,572,681
	Georgia – 3.0% (2.1% of Total Investments)
5,600	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	6,191,976
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,692,537
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1	4,216,640
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1	1,813,056
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1	2,633,999
15,490	Total Georgia			16,548,208
	Illinois – 8.9% (6.3% of Total Investments)
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	4,081,455
8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	9,114,080
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	2,647,837
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,138,600
5,045	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA– (4)	5,908,603
1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,078,661

Nuveen Investments	61

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	$4,366,760
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A1	5,661,100
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52 (UB) (5)	6/22 at 100.00	AAA	5,501,050
19,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	4,114,345
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	5,332,437
61,160	Total Illinois			49,944,928
	Indiana – 5.6% (4.0% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,229,469
2,215	5.000%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,345,973
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38 (UB) (5)	12/19 at 100.00	AA	11,413,600
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,556,200
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,063,649
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	5,659,550
28,050	Total Indiana			31,268,441
	Iowa – 0.8% (0.6% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	4,386,360
	Kentucky – 1.5% (1.1% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A–	3,060,412
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–	5,482,000
11,010	Total Kentucky			8,542,412
	Louisiana – 5.4% (3.8% of Total Investments)
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,709,700
3,640	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (4)	3,839,363
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	1,104,183
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,416,083
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,438,932
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	15,395,074
27,445	Total Louisiana			29,903,335
	Maryland – 0.3% (0.2% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,925,557
	Massachusetts – 3.2% (2.3% of Total Investments)
3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	3,436,770
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	4,064,610

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.340%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	$4,656,394
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,770,596
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,066,080
14,985	Total Massachusetts			17,994,450
	Michigan – 1.9% (1.4% of Total Investments)
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	10,859,600
	Minnesota – 0.2% (0.1% of Total Investments)
870	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	883,859
	Missouri – 0.3% (0.2% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,128,770
750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A– (4)	764,843
1,750	Total Missouri			1,893,613
	Nebraska – 0.3% (0.2% of Total Investments)
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.934%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,494,426
	Nevada – 2.1% (1.5% of Total Investments)
7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	8,522,530
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	A+	3,442,983
10,825	Total Nevada			11,965,513
	New Jersey – 9.5% (6.8% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	1,360,081
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,398,815
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3	1,664,364
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,548,293
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,548,293
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA–	3,415,095
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	2,976,000
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	8,924,500
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	3,442,600
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	11,854,605
10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	12,591,500
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	1,601,790
73,110	Total New Jersey			53,325,936

Nuveen Investments	63

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.9% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
$1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	$1,483,911
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,101,608
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,161,100
4,465	Total New Mexico			4,746,619
	New York – 10.4% (7.4% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	N/R	1,195,566
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,506,430
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	8,484,079
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,083,650
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,196,479
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	11,896,600
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	11,838,041
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,531,950
2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,772,387
3,490	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	3,730,740
1,510	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,616,047
1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.046%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,827,672
355	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/13 at 100.00	AA–	355,923
51,880	Total New York			58,035,564
	North Carolina – 1.6% (1.1% of Total Investments)
785	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30	7/15 at 100.00	Aa3	838,733
465	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	511,993
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.763%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,584,631
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,225	5.000%, 5/01/23 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	2,330,065
2,335	5.000%, 5/01/24 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	2,445,259
7,590	Total North Carolina			8,710,681
	North Dakota – 0.9% (0.7% of Total Investments)
5,000	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 4.500%, 7/01/32	7/22 at 100.00	A–	5,254,750
	Ohio – 1.6% (1.1% of Total Investments)
7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,053,177
700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AAA	720,685
8,525	Total Ohio			8,773,862

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.3% (0.2% of Total Investments)
$1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	$1,633,350
	Pennsylvania – 9.9% (7.0% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,197,860
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	4,753,195
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,956,150
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A1	4,334,200
1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (UB) (5)	8/20 at 100.00	AA	1,206,003
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	5,620,191
4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	4,861,338
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,148,049
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–	5,502,247
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA–	3,149,040
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,271,053
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,733,840
2,385	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	2,994,177
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–	4,204,794
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,272,105
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,587,012
3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	3,665,075
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	1,876,057
50,875	Total Pennsylvania			55,332,386
	Puerto Rico – 4.2% (3.0% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	2,529,550
4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	4,987,959
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,700	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	8,330,517
88,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	7,623,440
145,905	Total Puerto Rico			23,471,466
	South Carolina – 0.4% (0.3% of Total Investments)
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,183,970
	South Dakota – 0.1% (0.1% of Total Investments)
750	Rapid City, South Dakota, Sales Tax Revenue Bonds, Series 2013, 3.000%, 12/01/32	No Opt. Call	Aa3	732,885

Nuveen Investments	65

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 7.4% (5.2% of Total Investments)
$1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	$2,013,242
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 (Pre-refunded 7/15/14) – AGM Insured (UB)	7/14 at 100.00	AA–	3,672,033
3,645	5.000%, 7/15/23 (Pre-refunded 7/15/14) – AGM Insured (UB)	7/14 at 100.00	AA–	3,851,672
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,824,200
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,660,950
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	6,025,838
805	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA–	955,116
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	2,623,772
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing	7/13 at 104.00	Aaa	4,365,192
	Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,761,981
2,200	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	2,377,166
37,851	Total Texas			41,131,162
	Utah – 2.0% (1.4% of Total Investments)
8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	8,668,886
2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 (Pre-refunded 12/15/13) – NPFG Insured	12/13 at 100.00	AA– (4)	2,455,501
10,985	Total Utah			11,124,387
	Virginia – 2.1% (1.5% of Total Investments)
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A+	4,376,280
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	5,454,750
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	1,213,319
500	5.250%, 12/15/23 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	527,530
10,650	Total Virginia			11,571,879
	Washington – 5.2% (3.7% of Total Investments)
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,370,410
4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	5,501,965
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	10,389,400
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	9,699,268
28,755	Total Washington			28,961,043
	Wisconsin – 1.6% (1.1% of Total Investments)
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,795,608
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,226,830
8,135	Total Wisconsin			9,022,438

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.4% (0.3% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,158,160
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,185,210
2,000	Total Wyoming			2,343,370
$954,146	Total Municipal Bonds (cost $720,102,711)			786,175,371

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$151	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$37,780
44	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	8,843
$195	Total Corporate Bonds (cost $3,715)				46,623
	Total Investments (cost $720,106,426) – 140.8%				786,221,994
	Floating Rate Obligations – (10.5)%				(58,525,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.2)% (8)				(219,000,000)
	Other Assets Less Liabilities – 8.9%				49,798,138
	Net Assets Applicable to Common Shares – 100%				$558,495,132

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements

Nuveen Investments	67

Nuveen Dividend Advantage Municipal Income Fund
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 140.3% (97.7% of Total Investments)
	Alabama – 0.5% (0.4% of Total Investments)
$2,270	Auburn University, Alabama, General Fee Revenue Bonds, Series 2012A, 5.000%, 6/01/34	6/22 at 100.00	Aa2	$2,655,242
	Alaska – 0.6% (0.4% of Total Investments)
3,035	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	2,839,880
	Arizona – 1.6% (1.1% of Total Investments)
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,565,160
	California – 17.6% (12.3% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,577,680
6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–	2,880,293
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3	1,583,515
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	1,664,424
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	11,243,900
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
855	9.308%, 2/15/20 (IF) (4)	No Opt. Call	AA–	1,060,474
375	9.308%, 2/15/20 (IF)	No Opt. Call	AA–	465,120
340	9.301%, 2/15/20 (IF)	No Opt. Call	AA–	421,634
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	Aa2	4,286,860
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	A1	1,859,631
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	A1	2,528,136
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,549,330
18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	19,597,673
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,550	4.500%, 6/01/27	6/17 at 100.00	B	3,463,025
1,570	5.000%, 6/01/33	6/17 at 100.00	B	1,448,294
1,000	5.750%, 6/01/47	6/17 at 100.00	B	955,470
365	5.125%, 6/01/47	6/17 at 100.00	B	317,900
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	1,261,381
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	3,493,162
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	1,168,009
2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,405,842
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA–	3,973,418

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
$1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	Aa2	$1,021,710
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	Aa2	1,195,364
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	6,672,620
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	4,351,352
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,843,030
102,820	Total California			85,289,247
	Colorado – 6.5% (4.5% of Total Investments)
16,655	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	N/R	17,894,299
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	768,450
2,225	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2004A, 5.000%, 12/15/16 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa2 (5)	2,395,769
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Baa2	10,198,810
36,630	Total Colorado			31,257,328
	District of Columbia – 1.9% (1.3% of Total Investments)
900	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	941,949
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	6,977,983
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (4)	10/16 at 100.00	AA+	1,073,015
8,640	Total District of Columbia			8,992,947
	Florida – 6.3% (4.4% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,385,080
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
1,470	5.250%, 12/01/17	12/13 at 100.00	Baa2	1,505,442
950	5.250%, 12/01/18	12/13 at 100.00	Baa2	971,584
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
580	5.250%, 12/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa2 (5)	596,861
255	5.250%, 12/01/17 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Baa2 (5)	262,413
370	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa2 (5)	380,756
160	5.250%, 12/01/18 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Baa2 (5)	164,651
5,825	JEA, Florida, Electric System Revenue Bonds, Series Three 2013B, 5.000%, 10/01/38 (WI/DD, Settling 5/16/13)	10/18 at 100.00	Aa2	6,507,632
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	2,647,610
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA–	1,821,849
1,505	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/31 (Alternative Minimum Tax)	No Opt. Call	A	1,681,582
800	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	895,224
5,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	5,983,064

Nuveen Investments	69

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	$1,654,740
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (4)	8/17 at 100.00	AA	1,095,760
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,085,960
27,595	Total Florida			30,640,208
	Georgia – 7.5% (5.3% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	7,493,612
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/29	No Opt. Call	A+	5,789,200
8,980	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Refunding Series 2004C, 5.000%, 1/01/33 – AGM Insured	7/14 at 100.00	AA–	9,383,022
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,063,520
1,690	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	A+	1,740,125
7,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	7,994,000
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,154,990
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,896,270
33,305	Total Georgia			36,514,739
	Idaho – 1.9% (1.3% of Total Investments)
3,995	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	4,372,168
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	3,353,490
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,263,148
8,125	Total Idaho			8,988,806
	Illinois – 9.0% (6.3% of Total Investments)
3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	3,948,408

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

2,500	0.000%, 2/01/33	2/21 at 100.00	AA	838,875
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	620,640
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (5)	786,209
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (5)	255,263
480	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (5)	489,893
745	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	829,781
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	5,563,900
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	3,820,915
	Illinois State, General Obligation Bonds, Refunding Series 2012:
635	5.000%, 8/01/21	No Opt. Call	A2	747,560
310	5.000%, 8/01/22	No Opt. Call	A2	365,496
685	5.000%, 8/01/23	No Opt. Call	A2	802,368
1,265	5.000%, 8/01/24	8/22 at 100.00	A2	1,449,968

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
$25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	$5,498,750
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	3,647,565
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.474%, 6/15/42 (IF) (4)	6/20 at 100.00	AAA	4,145,605
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA–	4,398,459
5,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	5,329,000
76,440	Total Illinois			43,538,655
	Indiana – 6.6% (4.6% of Total Investments)
3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	A1	3,403,254
1,050	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,124,750
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,781,772
1,850	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	2,108,427
5,915	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (5)	6,457,465
3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,502,582
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	5,659,550
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
1,000	5.000%, 7/15/25 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (5)	1,010,020
2,750	5.000%, 7/15/27 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (5)	2,777,555
29,530	Total Indiana			31,825,375
	Iowa – 0.5% (0.3% of Total Investments)
450	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	437,076
1,800	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	1,801,206
2,250	Total Iowa			2,238,282
	Kansas – 0.8% (0.6% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	3,823,855
	Kentucky – 1.4% (1.0% of Total Investments)
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	2,930,192
3,350	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	AA–	3,792,435
5,765	Total Kentucky			6,722,627
	Louisiana – 4.1% (2.8% of Total Investments)
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	1,158,450
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,709,700
1,225	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	Baa2 (5)	1,292,093

Nuveen Investments	71

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$1,260	Louisiana State Office Facilities Corporation, Lease Revenue Bonds, State Capitol Complex Program, Series 2003, 5.250%, 11/01/14 (Pre-refunded 11/01/13) – NPFG Insured	11/13 at 100.00	AA– (5)	$1,291,966
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 15.863%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	4,387
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	839,377
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,925,150
595	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	598,278
18,123	Total Louisiana			19,819,401
	Maine – 0.9% (0.6% of Total Investments)
4,000	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004, 5.250%, 7/01/30 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (5)	4,233,640
	Maryland – 0.2% (0.1% of Total Investments)
920	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2013A, 4.000%, 8/15/41	8/23 at 100.00	A2	925,750
	Massachusetts – 2.6% (1.8% of Total Investments)
4,500	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/28 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (5)	4,749,705
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,145,590
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,015,130
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	2,928,569
2,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (5)	2,683,225
11,775	Total Massachusetts			12,522,219
	Michigan – 3.7% (2.6% of Total Investments)
1,055	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/31 – AGM Insured	5/17 at 100.00	Aa2	1,179,712
1,290	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	1,410,099
3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	3,597,962
4,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	4,530,280
1,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,086,720
2,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	3,158,829
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (5)	317,350
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,351,506
1,250	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	1,335,513
16,180	Total Michigan			17,967,971
	Minnesota – 0.4% (0.3% of Total Investments)
1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	2,121,138

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 0.3% (0.2% of Total Investments)
$1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA (5)	$1,666,528
	Nebraska – 2.3% (1.6% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 (Pre-refunded 9/01/15)	9/15 at 100.00	AA (5)	7,037,658
3,900	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2007AA, 4.500%, 2/01/27 – FGIC Insured	No Opt. Call	Aa2	4,132,401
10,260	Total Nebraska			11,170,059
	Nevada – 2.4% (1.7% of Total Investments)
2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,727,011
6,745	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	7,618,882
1,300	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,473,875
10,395	Total Nevada			11,819,768
	New Jersey – 4.4% (3.0% of Total Investments)
7,690	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	8,159,167
1,900	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,986,982
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,669,741
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	1,510,980
3,250	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	3,276,325
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	292,186
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,535	4.500%, 6/01/23	6/17 at 100.00	B1	1,536,075
1,940	4.750%, 6/01/34	6/17 at 100.00	B2	1,708,927
19,865	Total New Jersey			21,140,383
	New Mexico – 1.5% (1.0% of Total Investments)
2,080	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien Series 2004A, 5.250%, 6/15/16 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AAA	2,196,480
5,000	State of New Mexico, State Severance Tax Revenue Bonds, Series 2008-A1, 4.000%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa1 (5)	5,032,450
7,080	Total New Mexico			7,228,930
	New York – 5.1% (3.6% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	N/R	1,195,566
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–	3,917,591

Nuveen Investments	73

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
$2,000	13.366%, 2/15/33 (IF)	2/19 at 100.00	AAA	$2,906,900
1,335	13.355%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,939,795
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,010,786
3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,239,206
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,464,344
1,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,761,386
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A	2,232,860
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	517,867
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	1,771,723
1,340	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,389,808
450	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 11/15/28	No Opt. Call	A+	536,351
21,775	Total New York			24,884,183
	North Carolina – 1.1% (0.7% of Total Investments)
2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA– (5)	2,122,640
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	2,385,877
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	625,099
4,770	Total North Carolina			5,133,616
	Ohio – 4.9% (3.4% of Total Investments)
2,755	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	2,991,655
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
770	5.000%, 5/01/33	5/22 at 100.00	AA–	881,234
1,640	4.000%, 5/01/33	5/22 at 100.00	AA–	1,684,346
985	5.000%, 5/01/42	5/22 at 100.00	AA–	1,095,438
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
860	5.125%, 6/01/24	6/17 at 100.00	B–	798,338
710	5.875%, 6/01/30	6/17 at 100.00	B	636,920
2,465	5.750%, 6/01/34	6/17 at 100.00	B	2,162,175
2,115	5.875%, 6/01/47	6/17 at 100.00	B	1,889,689
1,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	2,093,446
4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	5,776,835

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$2,765	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48 (WI/DD, Settling 5/09/13)	2/23 at 100.00	BB+	$2,764,806
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
600	5.750%, 12/01/32	12/22 at 100.00	N/R	662,274
420	6.000%, 12/01/42	12/22 at 100.00	N/R	468,250
22,605	Total Ohio			23,905,406
	Oklahoma – 0.4% (0.3% of Total Investments)
2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A	2,127,120
	Oregon – 0.7% (0.5% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,415,410
	Pennsylvania – 5.1% (3.6% of Total Investments)
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,173,690
4,690	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,795,527
4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (4)	12/16 at 100.00	AA	4,378,915
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,148,049
6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,455,940
400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	435,044
2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA–	2,052,740
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–	2,229,260
1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) -AGM Insured	6/13 at 100.00	AA+ (5)	1,004,130
22,320	Total Pennsylvania			24,673,295
	Puerto Rico – 0.9% (0.6% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,376,986
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	2,032,910
5,035	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	992,550
14,740	Total Puerto Rico			4,402,446
	Rhode Island – 0.7% (0.5% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
820	6.125%, 6/01/32	6/13 at 100.00	BBB+	828,118
2,610	6.250%, 6/01/42	6/13 at 100.00	BBB–	2,672,014
3,430	Total Rhode Island			3,500,132

Nuveen Investments	75

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 4.2% (2.9% of Total Investments)
$3,340	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (5)	$3,438,697
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
5,000	5.000%, 12/01/24	12/16 at 100.00	AA	5,701,800
1,950	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,178,384
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA–	1,098,530
4,030	South Carolina Public Service Authority, Revenue Refunding Bonds, Santee Cooper Electric System, Series 2003A, 5.000%, 1/01/27 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3 (5)	4,063,006
3,330	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	3,709,853
18,650	Total South Carolina			20,190,270
	Tennessee – 1.1% (0.8% of Total Investments)
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA	1,595,225
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA	1,552,543
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA	2,086,063
4,905	Total Tennessee			5,233,831
	Texas – 12.0% (8.4% of Total Investments)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,891,746
	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 (Pre-refunded 11/15/13) – NPFG Insured	11/13 at 100.00	AA (5)	2,297,187
2,355	5.000%, 11/15/17 (Pre-refunded 11/15/13) – NPFG Insured	11/13 at 100.00	AA (5)	2,415,123
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.633%, 11/01/41 (IF)	11/21 at 100.00	AA	2,186,654
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 13.911%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	7,910,508
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	1,050,320
2,820	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	3,236,063
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	3,590,751
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA	2,005,903
3,910	0.000%, 9/01/45	9/31 at 100.00	AA	3,303,403
7,700	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	8,605,135
6,130	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	9/13 at 100.00	AA+	6,138,643
355	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	380,656
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	11/13 at 100.00	Baa1	3,523,872
3,520	5.125%, 11/01/21 – NPFG Insured	11/13 at 100.00	Baa1	3,523,274
5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	7/13 at 100.00	AAA	5,021,050
52,585	Total Texas			58,080,288

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 2.3% (1.6% of Total Investments)
$3,700	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	$4,193,543
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Tender Option Bond Trust 1193, 13.366%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	6,909,370
8,565	Total Utah			11,102,913
	Vermont – 1.7% (1.2% of Total Investments)
7,840	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	Aa3	8,492,445
	Virginia – 0.7% (0.5% of Total Investments)
1,795	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,921,099
2,050	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/32	No Opt. Call	BBB–	832,772
700	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	729,960
4,545	Total Virginia			3,483,831
	Washington – 13.0% (9.0% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A	5,613,964
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,578,200
2,340	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	2,739,298
7,850	Seattle, Washington, Water System Revenue Bonds, Series 2003, 5.000%, 9/01/20 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	Aa1 (5)	7,976,778
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (5)	2,261,138
3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa1 (5)	3,269,257
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa	11,248,100
750	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	865,283
1,925	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	2,147,588
15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	15,283,350
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
300	6.500%, 6/01/26	6/13 at 100.00	A3	305,994
765	6.625%, 6/01/32	6/13 at 100.00	Baa1	780,285
3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.513%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,764,448
57,985	Total Washington			62,833,683
	Wisconsin – 0.9% (0.6% of Total Investments)
1,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,710,815
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,480,740
3,750	Total Wisconsin			4,191,555
$701,538	Total Municipal Bonds (cost $616,211,437)			679,158,562

Nuveen Investments	77

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
April 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Investment Companies – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund Inc.	$148,039
13,600	BlackRock MuniEnhanced Fund Inc.	172,040
7,920	Dreyfus Strategic Municipal Fund	75,082
3,500	DWS Municipal Income Trust	52,150
9,500	Invesco Advantage Municipal Income Fund II	123,405
9,668	Invesco Quality Municipal Income Trust	130,034
28,980	Invesco VK Investment Grade Municipal Trust	429,773
26,280	PIMCO Municipal Income Fund II	344,531
	Total Investment Companies (cost $1,353,712)	1,475,054

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 3.1% (2.1% of Total Investments)
	Missouri – 0.8% (0.6% of Total Investments)
$3,970	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.600%, 7/01/26 (6)	No Opt. Call	A-2	$3,970,000
	North Carolina – 1.4% (0.9% of Total Investments)
6,590	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11023, 0.250%, 6/01/37 (6)	No Opt. Call	A-1	6,590,000
	South Carolina – 0.9% (0.6% of Total Investments)
4,225	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Obligations, Series 2003, 0.250%, 4/01/28 (6)	8/13 at 100.00	F-1	4,225,000
$14,785	Total Short-Term Investments (cost $14,785,000)			14,785,000
	Total Investments (cost $632,350,149) – 143.7%			695,418,616
	Floating Rate Obligations – (4.5)%			(21,558,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (22.3)% (7)			(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.1)% (7)			(92,500,000)
	Other Assets Less Liabilities – 2.2%			10,556,016
	Net Assets Applicable to Common Shares – 100%			$483,916,298

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 15.5% and 13.3%, respectively.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

78	Nuveen Investments

Nuveen AMT-Free Municipal Income Fund
NEA	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.3% (2.4% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,106,090
5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba2	5,658,223
3,515	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3 (4)	3,546,459
985	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/14 at 100.00	Aa3	988,753
11,155	Total Alabama			11,299,525
	Alaska – 0.3% (0.2% of Total Investments)
1,010	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	945,067
	Arizona – 2.8% (2.0% of Total Investments)
1,320	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	1,475,800
6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,252,329
7,865	Total Arizona			9,728,129
	California – 13.7% (9.8% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,285	9.308%, 2/15/20 (IF) (5)	No Opt. Call	AA–	1,593,811
525	9.308%, 2/15/20 (IF)	No Opt. Call	AA–	651,168
485	9.301%, 2/15/20 (IF)	No Opt. Call	AA–	601,449
5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/13 at 100.00	A2	5,014,750
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,180
7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	7,822,457
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	2,952,777
8,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,462,758
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,850	4.500%, 6/01/27	6/17 at 100.00	B	2,780,175
1,575	5.000%, 6/01/33	6/17 at 100.00	B	1,452,906
250	5.125%, 6/01/47	6/17 at 100.00	B	217,740
6,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	6,885,540
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A	1,144,035
1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A	1,271,943
1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	9/13 at 100.00	A	1,212,033
2,610	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 (Pre-refunded 8/15/13)	8/13 at 100.00	A1 (4)	2,646,592
1,140	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	AA–	1,155,983
1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A+	1,057,806
44,840	Total California			46,929,103

Nuveen Investments	79

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 6.0% (4.3% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
$4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA–	$4,415,025
3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–	3,807,600
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A	1,500,678
4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.089%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA–	6,050,520
3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Baa2	1,323,840
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	999,572
2,300	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	2,559,026
22,200	Total Colorado			20,656,261
	District of Columbia – 2.7% (2.0% of Total Investments)
650	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	680,297
7,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	5,691,560
7,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	2,252,110
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.456%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	763,161
15,315	Total District of Columbia			9,387,128
	Florida – 15.5% (11.0% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1	1,095,330
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	1,709,370
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	3,365,280
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	426,576
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	N/R	1,532,503
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	521,790
60	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	64,888
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.027%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	4,008,675
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A1	2,379,821
105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–	106,982
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	379,712
1,765	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	AA–	1,901,505
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA– (4)	200,565
3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	3,604,930

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (4)	$1,512,150
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	1,840,357
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	530,905
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	3,051,180
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2	627,155
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	10/13 at 100.00	Aa2	2,006,800
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,554,576
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,168,715
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	1,059,070
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A+ (4)	2,148,925
480	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	552,485
4,000	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (4)	4,219,520
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A+ (4)	1,842,398
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	1,354,476
4,430	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	4,945,342
1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	A–	1,257,413
48,490	Total Florida			52,969,394
	Georgia – 1.9% (1.4% of Total Investments)
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	3,422,850
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2	1,554,892
1,450	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,607,949
5,860	Total Georgia			6,585,691
	Idaho – 1.0% (0.7% of Total Investments)
3,075	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	3,365,311
	Illinois – 10.3% (7.3% of Total Investments)
4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3	1,579,920
5,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	5,810,226
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	A2	1,755,434
1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	A2	1,570,978

Nuveen Investments	81

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
$1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	A2 (4)	$1,744,067
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	A2 (4)	1,545,697
540	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	601,452
4,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	4,451,120
2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23 (Pre-refunded 7/01/13)	7/13 at 100.00	AA+ (4)	2,521,300
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A2	2,831,225
4,500	5.000%, 3/01/27	3/22 at 100.00	A2	5,001,840
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
13,300	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,777,705
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,974,050
57,665	Total Illinois			35,165,014
	Indiana – 8.3% (5.9% of Total Investments)
2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1	2,518,500
2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Baa2 (4)	2,215,864
1,820	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,018,726
800	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	856,952
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,504,547
1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,026,377
1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa	1,012,150
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	11,130,420
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	3,030,060
27,265	Total Indiana			28,313,596
	Iowa – 0.4% (0.3% of Total Investments)
1,430	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	1,430,958
	Kansas – 0.2% (0.1% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/14 at 101.50	AA	645,063
	Kentucky – 0.3% (0.2% of Total Investments)
985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	A+ (4)	996,761
	Louisiana – 2.1% (1.5% of Total Investments)
4,205	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	4,731,003
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,299,140
6,205	Total Louisiana			7,030,143

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.2% (0.1% of Total Investments)
$505	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	$548,809
	Maryland – 1.2% (0.9% of Total Investments)
3,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	4,160,848
	Massachusetts – 3.9% (2.8% of Total Investments)
770	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	781,650
1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,136,025
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 14021, 9.318%, 2/15/20 (IF)	No Opt. Call	AA+	11,303,700
9,395	Total Massachusetts			13,221,375
	Michigan – 6.3% (4.5% of Total Investments)
390	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	426,309
6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	6,179,960
4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	A+	4,486,343
700	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	760,704
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,212,840
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	207,720
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	904,681
6,500	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/13 at 100.00	BBB+	6,517,745
21,185	Total Michigan			21,696,302
	Missouri – 0.9% (0.6% of Total Investments)
240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	249,442
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+	223,791
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,156,631
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,312,933
2,825	Total Missouri			2,942,797
	Nebraska – 2.0% (1.4% of Total Investments)
1,530	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	1,665,237
5,000	Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Refunding Series 2003, 5.000%, 6/15/28 (Pre-refunded 6/15/13) – NPFG Insured	6/13 at 100.00	AA+ (4)	5,030,250
6,530	Total Nebraska			6,695,487
	Nevada – 0.3% (0.2% of Total Investments)
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,077,063

Nuveen Investments	83

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 2.5% (1.8% of Total Investments)
$5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	$5,612,500
330	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	482,107
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,315	4.500%, 6/01/23	6/17 at 100.00	B1	1,315,921
330	4.625%, 6/01/26	6/17 at 100.00	B1	321,328
1,020	4.750%, 6/01/34	6/17 at 100.00	B2	898,508
7,995	Total New Jersey			8,630,364
	New Mexico – 0.6% (0.4% of Total Investments)
1,975	New Mexico State University, Revenue Bonds, Series 2004B, 5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA (4)	2,060,636
	New York – 6.4% (4.5% of Total Investments)
650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	772,954
2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,090,478
2,805	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	3,089,259
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,	6/22 at 100.00	AAA	6,967,432
	Tender Option Bond Trust 2012-9W, 13.514%, 6/15/26 (IF) (5)
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured (UB)	3/15 at 100.00	AAA	2,012,190
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.625%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	4,530,164
1,060	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,099,400
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
485	5.000%, 11/15/28	No Opt. Call	A+	578,067
580	0.000%, 11/15/31	No Opt. Call	A+	289,095
120	3.125%, 11/15/32	No Opt. Call	A+	115,067
425	0.000%, 11/15/32	No Opt. Call	A+	201,773
17,375	Total New York			21,745,879
	North Carolina – 3.9% (2.8% of Total Investments)
1,700	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	1,931,676
700	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	771,645
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,664,565
8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 (Pre-refunded 10/01/13) – RAAI Insured	10/13 at 100.00	N/R (4)	8,885,832
12,600	Total North Carolina			13,253,718
	North Dakota – 0.6% (0.4% of Total Investments)
1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,963,116
	Ohio – 6.2% (4.4% of Total Investments)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	743,899
960	4.000%, 5/01/33	5/22 at 100.00	AA–	985,958
800	5.000%, 5/01/42	5/22 at 100.00	AA–	889,696

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$205	5.125%, 6/01/24	6/17 at 100.00	B–	$190,302
710	5.875%, 6/01/30	6/17 at 100.00	B	636,920
2,015	5.750%, 6/01/34	6/17 at 100.00	B	1,767,457
1,700	5.875%, 6/01/47	6/17 at 100.00	B	1,518,899
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,640,053
6,920	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	7,859,182
4,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	5,061,040
19,425	Total Ohio			21,293,406
	Oklahoma – 0.3% (0.2% of Total Investments)
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,088,900
	Oregon – 0.4% (0.3% of Total Investments)
1,335	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	A+	1,542,392
	Pennsylvania – 7.3% (5.2% of Total Investments)
3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	3,045,330
3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	3,765,965
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–	2,018,080
300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	326,283
925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	1,161,264
1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	1,518,669
13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	13,053,680
24,075	Total Pennsylvania			24,889,271
	Puerto Rico – 1.2% (0.8% of Total Investments)
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	2,032,910
10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	1,921,995
18,830	Total Puerto Rico			3,954,905
	Rhode Island – 0.2% (0.2% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
450	6.125%, 6/01/32	6/13 at 100.00	BBB+	454,455
380	6.250%, 6/01/42	6/13 at 100.00	BBB–	389,029
830	Total Rhode Island			843,484
	South Carolina – 4.1% (2.9% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA–	5,319,900
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA	3,084,270
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA	1,835,141

Nuveen Investments	85

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$900	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	$965,727
2,400	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	2,673,768
13,085	Total South Carolina			13,878,806
	Tennessee – 0.4% (0.3% of Total Investments)
1,200	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	1,240,596
	Texas – 7.2% (5.1% of Total Investments)
1,885	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	2,117,175
365	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 (WI/DD, Settling 5/16/13)	1/23 at 100.00	Baa2	395,229
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	2,099,760
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+	5,241,100
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,150,657
2,115	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	2,427,047
2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	2,391,975
395	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	423,547
4,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	Aaa	4,650,800
1,665	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	1,818,047
21,990	Total Texas			24,715,337
	Utah – 0.9% (0.7% of Total Investments)
2,880	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	3,264,163
	Virginia – 0.6% (0.5% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	263,134
1,290	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,380,623
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
955	0.000%, 7/01/34	No Opt. Call	BBB–	348,451
520	0.000%, 7/01/35	No Opt. Call	BBB–	179,920
3,195	Total Virginia			2,172,128
	Washington – 7.9% (5.6% of Total Investments)
3,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	3,346,920
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.511%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	6,739,100
	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003:
775	5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aaa	781,278
1,360	5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (4)	1,371,016
1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	1,943,321
750	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	865,283

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$2,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	$2,231,260
9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA+ (4)	9,709,937
24,490	Total Washington			26,988,115
	West Virginia – 1.0% (0.7% of Total Investments)
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,432,150
	Wisconsin – 5.0% (3.6% of Total Investments)
1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	Aa2 (4)	1,236,053
1,615	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	Aa3	1,821,559
4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	4,690,008
2,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,864,994
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	2,961,746
3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	3,635,496
16,150	Total Wisconsin			17,209,856
$492,410	Total Investments (cost $449,362,829) – 140.3%			479,957,047
	Floating Rate Obligations – (2.4)%			(8,315,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.3)% (6)			(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.8)% (6)			(67,600,000)
	Other Assets Less Liabilities – 6.2%			20,932,232
	Net Assets Applicable to Common Shares – 100%			$341,974,279

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.3% and 14.1%, respectively.
N/R	Not rated.
WI/DD	Investment, or portion of investment, on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

 See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
Assets & Liabilities
April 30, 2013 (Unaudited)

					Premier
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NIF	)
Assets
Investments, at value (cost $792,838,563, $2,080,315,218 and $410,603,811, respectively)	$871,015,678		$2,272,958,065		$451,581,764
Cash	4,821,659		2,590,655		4,891,147
Receivables:
Dividends and interest	11,374,761		31,736,392		5,835,755
Investments sold	4,656,557		10,383,350		2,774,092
Deferred offering costs	92,318		3,067,911		685,195
Other assets	112,668		738,544		140,118
Total assets	892,073,641		2,321,474,917		465,908,071
Liabilities
Floating rate obligations	52,775,000		109,248,333		19,000,000
Payables:
Common share dividends	2,486,210		6,357,373		1,290,729
Interest	261,344		—		—
Investments purchased	—		10,999,273		—
Offering costs	86,145		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		667,200,000		130,900,000
Accrued expenses:
Management fees	424,402		1,084,349		230,898
Directors/Trustees fees	108,128		284,792		56,418
Other	175,988		491,811		148,706
Total liabilities	296,717,217		795,665,931		151,626,751
Net assets applicable to Common shares	$595,356,424		$1,525,808,986		$314,281,320
Common shares outstanding	38,461,871		95,610,971		19,526,645
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.48		$15.96		$16.09
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,619		$956,110		$195,266
Paid-in surplus	538,854,218		1,333,832,277		271,648,606
Undistributed (Over-distribution of) net investment income	2,846,063		18,788,099		2,493,606
Accumulated net realized gain (loss)	(24,905,591)		(20,410,347)		(1,034,111)
Net unrealized appreciation (depreciation)	78,177,115		192,642,847		40,977,953
Net assets applicable to Common shares	$595,356,424		$1,525,808,986		$314,281,320
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

88	Nuveen Investments

	Premium
	Income		Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NPX	)	(NVG	)	(NEA	)
Assets
Investments, at value (cost $720,106,426, $632,350,149 and $449,362,829, respectively)	$786,221,994		$695,418,616		$479,957,047
Cash	18,958,973		3,200,425		319,762
Receivables:
Dividends and interest	10,686,736		9,080,667		7,111,118
Investments sold	20,870,928		10,097,973		16,932,464
Deferred offering costs	2,344,022		847,225		724,522
Other assets	282,548		78,943		53,804
Total assets	839,365,201		718,723,849		505,098,717
Liabilities
Floating rate obligations	58,525,000		21,558,334		8,315,000
Payables:
Common share dividends	2,140,907		1,785,916		1,471,764
Interest	—		354,662		265,058
Investments purchased	—		10,045,134		1,737,716
Offering costs	—		7,500		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		108,000,000		83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		92,500,000		67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	219,000,000		—		—
Accrued expenses:
Management fees	402,619		349,941		254,016
Directors/Trustees fees	94,670		69,055		47,980
Other	706,873		137,009		432,904
Total liabilities	280,870,069		234,807,551		163,124,438
Net assets applicable to Common shares	$558,495,132		$483,916,298		$341,974,279
Common shares outstanding	37,359,200		29,802,900		22,245,026
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.95		$16.24		$15.37
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,592		$298,029		$222,450
Paid-in surplus	499,288,146		423,461,042		314,684,889
Undistributed (Over-distribution of) net investment income	6,886,545		3,183,465		2,504,761
Accumulated net realized gain (loss)	(14,168,719)		(6,094,705)		(6,032,039)
Net unrealized appreciation (depreciation)	66,115,568		63,068,467		30,594,218
Net assets applicable to Common shares	$558,495,132		$483,916,298		$341,974,279
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Operations
Six Months Ended April 30, 2013
(Unaudited)

					Premier
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NIF	)
Investment Income	$19,388,777		$51,318,478		$10,186,318
Expenses
Management fees	2,578,898		6,569,279		1,401,218
Shareholder servicing agent fees and expenses	39,415		49,428		10,507
Interest expense and amortization of offering costs	2,380,820		1,178,105		224,292
Liquidity fees	—		2,562,444		502,735
Remarketing fees	—		335,454		65,814
Custodian fees and expenses	62,929		156,814		34,737
Directors/Trustees fees and expenses	9,985		25,809		5,379
Professional fees	39,120		72,820		13,503
Shareholder reporting expenses	14,664		43,594		12,700
Stock exchange listing fees	6,505		15,050		10,104
Investor relations expense	37,101		83,444		18,463
Reorganization expense	—		—		45,000
Other expenses	30,528		64,994		40,116
Total expenses	5,199,965		11,157,235		2,384,568
Net investment income (loss)	14,188,812		40,161,243		7,801,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	490,442		3,123,504		518,238
Change in net unrealized appreciation (depreciation) of investments	1,720,977		(2,389,684)		729,750
Net realized and unrealized gain (loss)	2,211,419		733,820		1,247,988
Net increase (decrease) in net assets applicable to Common shares from operations	$16,400,231		$40,895,063		$9,049,738

See accompanying notes to financial statements.

90	Nuveen Investments

	Premium
	Income		Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NPX	)	(NVG	)	(NEA )
Investment Income	$18,489,889		$13,975,831		$11,813,713
Expenses
Management fees	2,427,843		2,127,965		1,544,798
Shareholder servicing agent fees and expenses	15,286		18,714		18,117
Interest expense and amortization of offering costs	445,511		2,462,607		1,821,415
Liquidity fees	1,121,452		—		—
Remarketing fees	110,109		—		—
Custodian fees and expenses	57,674		41,824		43,845
Directors/Trustees fees and expenses	9,248		8,179		5,603
Professional fees	519		43,410		34,554
Shareholder reporting expenses	15,998		5,871		3,881
Stock exchange listing fees	13,910		9,464		6,842
Investor relations expense	31,572		30,436		23,435
Reorganization expense	540,000		—		320,000
Other expenses	13,272		1,185		23,237
Total expenses	4,802,394		4,749,655		3,845,727
Net investment income (loss)	13,687,495		9,226,176		7,967,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,450,565		890,672		606,995
Change in net unrealized appreciation (depreciation) of investments	(2,367,885)		2,523,196		(1,985,521)
Net realized and unrealized gain (loss)	1,082,680		3,413,868		(1,378,526)
Net increase (decrease) in net assets applicable to Common shares from operations	$14,770,175		$12,640,044		$6,589,460

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Changes in Net Assets (Unaudited)

	Quality (NQI)		Opportunity (NIO)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$14,188,812	$32,257,082	$40,161,243	$80,781,739
Net realized gain (loss) from investments	490,442	(16,400,909)	3,123,504	(13,687,810)
Change in net unrealized appreciation (depreciation) of investments	1,720,977	69,624,703	(2,389,684)	138,887,743
Net increase (decrease) in net assets applicable to Common shares from operations	16,400,231	85,480,876	40,895,063	205,981,672
Distributions to Common Shareholders
From net investment income	(16,923,226)	(34,705,158)	(41,877,608)	(83,755,217)
From accumulated net realized gains	—	—	—	(248,589)
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(16,923,226)	(34,705,158)	(41,877,608)	(84,003,806)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	139,159	464,200	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	139,159	464,200	—	—
Net increase (decrease) in net assets applicable to Common shares	(383,836)	51,239,918	(982,545)	121,977,866
Net assets applicable to Common shares at the beginning of period	595,740,260	544,500,342	1,526,791,531	1,404,813,665
Net assets applicable to Common shares at the end of period	$595,356,424	$595,740,260	$1,525,808,986	$1,526,791,531
Undistributed (Over-distribution of) net investment income at the end of period	$2,846,063	$5,580,477	$18,788,099	$20,504,464

See accompanying notes to financial statements.

92	Nuveen Investments

	Premier		Premium Income
	Opportunity (NIF)		Opportunity (NPX)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$7,801,750	$16,542,975	$13,687,495	$28,629,149
Net realized gain (loss) from investments	518,238	342,397	3,450,565	(1,740,582)
Change in net unrealized appreciation (depreciation) of investments	729,750	26,999,213	(2,367,885)	52,674,743
Net increase (decrease) in net assets applicable to Common shares from operations	9,049,738	43,884,585	14,770,175	79,563,310
Distributions to Common Shareholders
From net investment income	(8,503,854)	(17,681,389)	(13,897,623)	(27,791,366)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(8,503,854)	(17,681,389)	(13,897,623)	(27,791,366)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	464,494	—	84,877
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	464,494	—	84,877
Net increase (decrease) in net assets applicable to Common shares	545,884	26,667,690	872,552	51,856,821
Net assets applicable to Common shares at the beginning of period	313,735,436	287,067,746	557,622,580	505,765,759
Net assets applicable to Common shares at the end of period	$314,281,320	$313,735,436	$558,495,132	$557,622,580
Undistributed (Over-distribution of) net investment income at the end of period	$2,493,606	$3,195,710	$6,886,545	$7,096,673

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Changes in Net Assets (Unaudited) (continued)

	Dividend		AMT-Free
	Advantage (NVG)		Income (NEA)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$9,226,176	$24,439,334	$7,967,986	$17,348,944
Net realized gain (loss) from investments	890,672	4,325,317	606,995	2,298,488
Change in net unrealized appreciation (depreciation) of investments	2,523,196	37,968,520	(1,985,521)	16,571,315
Net increase (decrease) in net assets applicable to Common shares from operations	12,640,044	66,733,171	6,589,460	36,218,747
Distributions to Common Shareholders
From net investment income	(12,085,076)	(26,822,612)	(9,120,461)	(18,682,905)
From accumulated net realized gains	(3,388,590)	(1,230,860)	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(15,473,666)	(28,053,472)	(9,120,461)	(18,682,905)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	18,775	41,859
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	18,775	41,859
Net increase (decrease) in net assets applicable to Common shares	(2,833,622)	38,679,699	(2,512,226)	17,577,701
Net assets applicable to Common shares at the beginning of period	486,749,920	448,070,221	344,486,505	326,908,804
Net assets applicable to Common shares at the end of period	$483,916,298	$486,749,920	$341,974,279	$344,486,505
Undistributed (Over-distribution of) net investment income at the end of period	$3,183,465	$6,042,365	$2,504,761	$3,657,236

See accompanying notes to financial statements.

94	Nuveen Investments

Statement of
Cash Flows
Six Months Ended April 30, 2013
(Unaudited)

			Premier
	Quality	Opportunity	Opportunity
	(NQI )	(NIO )	(NIF )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,400,231	$40,895,063	$9,049,738
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(59,088,716)	(162,359,675)	(38,700,498)
Proceeds from sales and maturities of investments	60,200,785	162,876,226	49,617,171
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	(759,576)	(520,442)	(562,703)
(Increase) Decrease in:
Receivable for dividends and interest	(347,218)	(1,021,289)	222,380
Receivable for investments sold	13,878,240	919,865	(2,425,403)
Other assets	(10,684)	(47,205)	(1,964)
Increase (Decrease) in:
Payable for interest	(31,208)	—	—
Payable for investments purchased	—	(3,500,311)	(3,418,247)
Accrued management fees	(16,625)	(38,410)	(8,426)
Accrued Directors/Trustees fees	5,279	13,990	2,760
Accrued other expenses	(11,793)	(6,663)	21,724
Net realized (gain) loss from investments	(490,442)	(3,123,504)	(518,238)
Change in net unrealized (appreciation) depreciation of investments	(1,720,977)	2,389,684	(729,750)
Taxes paid on undistributed capital gains	—	—	—
Net cash provided by (used in) operating activities	28,007,296	36,477,329	12,548,544
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	591,794	55,105	12,308
Increase (Decrease) in:
Cash overdraft	(7,175,669)	—	—
Floating rate obligations	150,000	4,815,000	—
Payable for offering costs	86,145	—	—
Cash distributions paid to Common shareholders	(16,837,907)	(41,849,320)	(8,563,338)
Net cash provided by (used in) financing activities	(23,185,637)	(36,979,215)	(8,551,030)
Net Increase (Decrease) in Cash	4,821,659	(501,886)	3,997,514
Cash at the beginning of period	—	3,092,541	893,633
Cash at the End of Period	$4,821,659	$2,590,655	$4,891,147

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $139,159 for Quality (NQI).

					Premier
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NIF	)
Cash paid for interest (excluding amortization of offering costs)	$1,710,234		$1,122,999		$211,984

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Cash Flows (Unaudited) (continued)

	Premium
	Income	Dividend	AMT-Free
	Opportunity	Advantage	Income
	(NPX )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$14,770,175	$12,640,044	$6,589,460
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(20,081,037)	(138,107,474)	(65,198,719)
Proceeds from sales and maturities of investments	48,596,661	113,018,803	76,531,316
Proceeds from (Purchases of) short-term investments, net	—	(10,810,000)	—
Amortization (Accretion) of premiums and discounts, net	(1,781,691)	879,206	317,644
(Increase) Decrease in:
Receivable for dividends and interest	183,772	537,906	(196,960)
Receivable for investments sold	(20,870,928)	30,872,027	(9,628,945)
Other assets	(1,975)	(12,666)	(6,872)
Increase (Decrease) in:
Payable for interest	—	(3,829)	(2,880)
Payable for investments purchased	—	9,153,281	(1,027,214)
Accrued management fees	(11,894)	15,454	(10,975)
Accrued Directors/Trustees fees	4,803	3,331	1,543
Accrued other expenses	437,680	(54,657)	289,470
Net realized (gain) loss from investments	(3,450,565)	(890,672)	(606,995)
Change in net unrealized (appreciation) depreciation of investments	2,367,885	(2,523,196)	1,985,521
Taxes paid on undistributed capital gains	—	(206,382)	(714)
Net cash provided by (used in) operating activities	20,162,886	14,511,176	9,034,680
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	42,880	284,054	215,138
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	11,580,000	—	—
Payable for offering costs	—	—	—
Cash distributions paid to Common shareholders	(13,903,887)	(15,881,047)	(9,144,390)
Net cash provided by (used in) financing activities	(2,281,007)	(15,596,993)	(8,929,252)
Net Increase (Decrease) in Cash	17,881,879	(1,085,817)	105,428
Cash at the beginning of period	1,077,094	4,286,242	214,334
Cash at the End of Period	$18,958,973	$3,200,425	$319,762

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $18,775 for AMT-Free Income (NEA).

Premium
	Income		Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NPX	)	(NVG	)	(NEA	)
Cash paid for interest (excluding amortization of offering costs)	$402,631		$2,182,381		$1,609,157

See accompanying notes to financial statements.

96	Nuveen Investments

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Nuveen Investments	97

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality (NQI)
Year Ended 10/31:
2013(e)	$15.49	$.37	$.06	$—	$—		$.43	$(.44)	$—		$(.44)	$—		$15.48	$14.73
2012	14.17	.84	1.38	—	—		2.22	(.90)	—		(.90)	—		15.49	15.49
2011	14.26	.87	(.08)	(.01)	—		.78	(.87)	—		(.87)	—		14.17	14.11
2010	13.61	.95	.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99	1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30
2008	14.88	.99	(3.16)	(.30)	—		(2.47)	(.73)	—		(.73)	—		11.68	11.15

Opportunity (NIO)
Year Ended 10/31:
2013(e)	15.97	.42	.01	—	—		.43	(.44)	—		(.44)	—		15.96	15.09
2012	14.69	.84	1.32	—	—		2.16	(.88)	—	*	(.88)	—		15.97	15.53
2011	14.92	.88	(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97	.60	(.03)	—		1.54	(.84)	—		(.84)	—	*	14.92	14.83
2009	12.39	.96	1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98
2008	15.04	.97	(2.62)	(.30)	—	*	(1.95)	(.70)	—	*	(.70)	—		12.39	11.15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

98	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

(2.13)%	2.80%	$595,356	1.64	%**	4.92	%**	7%
16.65	16.06	595,740	1.69		5.55		23
4.65	5.98	544,500	1.66		6.43		18
15.03	11.30	547,598	1.19		6.81		11
26.98	23.65	521,216	1.32		7.86		4
(13.35)	(17.24)	447,463	1.49		7.03		7

(.04)	2.70	1,525,809	1.47	**	5.30	**	7
15.92	15.03	1,526,792	1.54		5.45		18
2.08	4.73	1,404,814	1.63		6.28		10
21.20	11.08	1,426,419	1.14		6.61		7
23.62	21.18	1,358,844	1.29		7.36		8
(13.17)	(13.45)	1,005,218	1.43		6.76		9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Quality (NQI)
Year Ended 10/31:
2013(e)	.69	%**
2012	.70
2011	.57
2010	.07
2009	.11
2008	.26

Opportunity (NIO)
Year Ended 10/31:
2013(e)	.54	**
2012	.57
2011	.59
2010	.06
2009	.11
2008	.24

(e)	For the six months ended April 30, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premier Opportunity (NIF)
Year Ended 10/31:
2013(e)	$16.07	$.40	$.06	$—	$—		$.46	$(.44)	$—	$(.44)	$—	$16.09	$15.13
2012	14.72	.85	1.41	—	—		2.26	(.91)	—	(.91)	—	16.07	15.75
2011	15.01	.88	(.27)	(.01)	—		.60	(.89)	—	(.89)	—	14.72	14.26
2010	14.38	.96	.57	(.03)	—		1.50	(.87)	—	(.87)	—	15.01	15.50
2009	12.54	.99	1.64	(.06)	—		2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96	(2.37)	(.31)	—		(1.72)	(.64)	—	(.64)	—	12.54	11.19

Premium Income Opportunity (NPX)
Year Ended 10/31:
2013(e)	14.93	.37	.02	—	—		.39	(.37)	—	(.37)	—	14.95	14.10
2012	13.54	.77	1.36	—	—		2.13	(.74)	—	(.74)	—	14.93	14.90
2011	13.53	.77	(.02)	—	—		.75	(.74)	—	(.74)	—	13.54	12.83
2010	12.96	.78	.53	—	—		1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80	1.44	—	—		2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80	(2.32)	(.20)	—		(1.72)	(.62)	—	(.62)	—	11.39	9.56

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

100	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)		Portfolio Turnover Rate

(1.20)%	2.86%	$314,281	1.51	%*	5.02	%*	9%
17.06	15.67	313,735	1.57		5.44		17
(1.98)	4.40	287,068	1.65		6.19		8
25.60	10.74	292,018	1.20		6.56		12
24.07	20.90	279,312	1.30		7.25		2
(11.12)	(11.92)	243,589	1.42		6.72		6

(2.91)	2.65	558,495	1.64	*	5.04	*	2
22.39	16.07	557,623	1.66		5.31		14
1.75	6.01	505,766	1.80		5.99		20
19.70	10.39	505,332	1.82		5.87		10
31.78	20.15	484,069	1.98		6.56		7
(17.17)	(12.98)	425,557	2.13		6.12		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Premier Opportunity (NIF)
Year Ended 10/31:
2013(e)	.51	%*
2012	.54
2011	.59
2010	.06
2009	.07
2008	.17

Premium Income Opportunity (NPX)
Year Ended 10/31:
2013(e)	.61	*
2012	.64
2011	.77
2010	.59
2009	.89
2008	.88

(e)	For the six months ended April 30, 2013.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumu- lated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage (NVG)
Year Ended 10/31:
2013(e)	$16.33	$.31	$.12	$—	$—		$.43	$(.41)	$(.11)	$(.52)	$—		$16.24	$14.88
2012	15.03	.82	1.42	—	—		2.24	(.90)	(.04)	(.94)	—		16.33	15.82
2011	15.20	.91	(.22)	(.01)	—		.68	(.85)	— *	(.85)	—		15.03	14.32
2010	14.80	.90	.39	(.01)	—	*	1.28	(.84)	(.04)	(.88)	—		15.20	14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—	(.76)	—	*	14.80	13.85
2008	15.09	1.00	(2.25)	(.29)	—		(1.54)	(.70)	—	(.70)	—		12.85	11.42

AMT-Free Income (NEA)
Year Ended 10/31:
2013(e)	15.49	.36	(.07)	—	—		.29	(.41)	—	(.41)	—		15.37	14.63
2012	14.70	.78	.85	—	—		1.63	(.84)	—	(.84)	—		15.49	15.80
2011	14.98	.84	(.29)	(.01)	—		.54	(.82)	—	(.82)	—		14.70	13.85
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—	(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—	(.73)	—	*	14.42	13.48
2008	14.71	.95	(2.31)	(.27)	—		(1.63)	(.71)	—	(.71)	—		12.37	11.40

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

102	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss)		Expenses	(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

(2.72)%	2.66%	$483,916	1.97	%**	3.83	%**	N/A		N/A	17%
17.44	15.30	486,750	2.08		5.17		2.05%		5.20%	29
2.89	4.83	448,070	1.95		6.12		1.84		6.23	7
13.51	8.89	452,908	1.89		5.79		1.71		5.98	2
28.72	21.54	441,207	1.25		6.86		.98		7.12	9
(12.11)	(10.64)	383,035	1.32		6.48		.98		6.82	7

(4.85)	1.89	341,974	2.16	**	4.77	**	N/A		N/A	13
20.64	11.32	344,487	2.13		5.13		N/A		N/A	26
(1.60)	3.92	326,909	2.02		5.86		2.01		5.87	2
17.27	9.76	333,074	1.76		5.80		1.63		5.93	2
25.41	23.05	320,587	1.24		7.14		.99		7.39	6
(15.97)	(11.56)	229,075	1.26		6.27		.87		6.66	8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing Dividend Advantage (NVG) and ATM-Free Income (NEA), respectively, for any fees or expenses.

(e)	For the six months ended April 30, 2013.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2013(e)	1.02	%**
2012	1.05
2011	.90
2010	.84
2009	.08
2008	.15

AMT-Free Income (NEA)
Year Ended 10/31:
2013(e)	1.07	**
2012	1.07
2011	.94
2010	.67
2009	.05
2008	.07

*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial
Highlights (Unaudited) (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share
Quality (NQI)
Year Ended 10/31:
2013(e)	$—	$—	$240,400	$347,652	$—	$—
2012	—	—	240,400	347,812	—	—
2011	—	—	240,400	326,498	—	—
2010	239,200	82,232	—	—	—	—
2009	245,850	78,001	—	—	—	—
2008	298,425	62,485	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2013(e)	—	—	—	—	667,200	328,688
2012	—	—	—	—	667,200	328,836
2011	—	—	—	—	667,200	310,554
2010	664,825	78,639	—	—	—	—
2009	675,475	75,292	—	—	—	—
2008	623,350	65,315	—	—	—	—

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Premier Opportunity (NIF)
Year Ended 10/31:
2013(e)	$—	$—	$130,900	$340,093
2012	—	—	130,900	339,676
2011	—	—	130,900	319,303
2010	130,125	81,103	—	—
2009	130,125	78,662	—	—
2008	154,950	64,301	—	—

Premium Income Opportunity (NPX)
Year Ended 10/31:
2013(e)	—	—	219,000	355,021
2012	—	—	219,000	354,622
2011	—	—	219,000	330,943
2010	—	—	219,000	330,745
2009	—	—	219,000	321,036
2008	—	—	219,000	294,318

(e)	For the six months ended April 30, 2013.

104	Nuveen Investments

							ARPS, MTP
							and/or VMTP
							Shares
							at the End
	ARPS at the End of Period		MTP Shares at the End of Period (g)		VMTP Shares at the End of Period		of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2013(e)	$—	$—	$108,000	$34.14	$92,500	$341,355	$3.41
2012	—	—	108,000	34.28	92,500	342,768	3.43
2011	—	—	108,000	32.35	92,500	323,476	3.23
2010	91,950	81,628	108,000	32.65	—	—	3.27
2009	91,950	80,165	108,000	32.07	—	—	3.21
2008	226,975	67,189	—	—	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2013(e)	—	—	83,000	32.71	67,600	327,075	3.27
2012	—	—	83,000	32.87	67,600	328,743	3.29
2011	—	—	83,000	31.71	67,600	317,071	3.17
2010	67,375	80,374	83,000	32.15	—	—	3.21
2009	148,750	78,880	—	—	—	—	—
2008	132,800	68,124	—	—	—	—	—

(e)	For the six months ended April 30, 2013.
(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Dividend Advantage (NVG)
Year Ended 10/31:
2013(e)	2014	$10.10	$10.13
2012	2014	10.12	10.16
2011	2014	10.10	10.12
2010	2014	10.22	10.19
2009	2014	9.98	10.03	^
2008	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2013(e)	2015	$10.11	$10.13
2012	2015	10.16	10.14
2011	2015	10.14	10.08
2010	2015	10.14	10.15	^^
2009	—	—	—
2008	—	—	—

^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
^^	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	105

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Quality Municipal Fund, Inc. (NQI), Nuveen Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Municipal Opportunity Fund, Inc. (NIF), Nuveen Premium Income Municipal Opportunity Fund, Inc. (NPX), Nuveen Dividend Advantage Municipal Income Fund (NVG) and Nuveen AMT-Free Municipal Income Fund (NEA) (each a “Fund” and collectively, the “Funds”). Common shares of Quality (NQI), Opportunity (NIO), Premier Opportunity (NIF) and Premium Income Opportunity (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Dividend Advantage (NVG) and AMT-Free Income (NEA) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Fund Reorganizations
On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report (the “Reorganizations”). The Reorganizations are intended to create a single larger Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved Reorganizations are as follows:

Acquired Funds	Acquiring Fund
Premier Opportunity (NIF)	AMT-Free Income (NEA)
Premium Income Opportunity (NPX)

The Reorganizations were approved by shareholders of the Acquired Funds at a special meeting on April 5, 2013, which was completed before the opening of business on May 6, 2013 (subsequent to the close of this reporting period).

Upon the closing of the Reorganizations, the Acquired Funds transferred all of their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds, held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of their Acquired Fund held immediately prior to the Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

106	Nuveen Investments

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, Opportunity (NIO) and Dividend Advantage (NVG) had outstanding when-issued/delayed delivery purchase commitments of $10,999,273 and $9,142,545, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	107

Notes to
Financial Statements (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. MTP Shares trade on the NYSE or NYSE MKT. As of April 30, 2013, the number of MTP Shares outstanding, annual interest rate and the NYSE or NYSE MKT “ticker” symbol for each Fund are as follows:

				Shares
		NYSE/		Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Dividend Advantage (NVG)
	2014	NVG PrC	10,800,000	$108,000,000	2.95%

AMT-Free Income (NEA)
	2015	NEA PrC	8,300,000	$83,000,000	2.85%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE or NYSE MKT ticker symbol are as follows:

		NYSE/	Term	Optional	Premium
		NYSE MKT	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
Dividend Advantage (NVG)
	2014	NVG PrC	November 1, 2014	November 1, 2010	October 31, 2011

AMT-Free Income (NEA)
	2015	NEA PrC	February 1, 2015	February 1, 2011	January 31, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the six months ended April 30, 2013, was as follows:

	Dividend		AMT-Free
	Advantage		Income
	(NVG	)	(NEA	)
Average liquidation value of MTP Shares outstanding	$108,000,000		$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares and each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are

108	Nuveen Investments

recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Quality (NQI), Dividend Advantage (NVG) and AMT-Free Income (NEA) issued their VMTP Shares in privately negotiated offerings. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2013, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

Quality (NQI) exchanged all 2,404 Series 2014 VMTP Shares for 2,404 Series 2015 Shares, respectively. In connection with this transaction, the Fund expensed the remainder of the deferred offering costs associated with the Series 2014 VMTP Shares and recorded new deferred offering costs of $110,000, which are being amortized over the life of the Series 2015 Shares.

As of April 30, 2013, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Series 2014	—		$92,500,000		$67,600,000
Series 2015	$240,400,000		—		—

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Term Redemption Date	December 1, 2015		October 1, 2014		August 1, 2014
Optional Redemption Date	December 1, 2013		October 1, 2012		August 1, 2012
Premium Expiration Date	November 30, 2013		September 30, 2012		July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the six months ended April 30, 2013, were as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Average liquidation value of VMTP Shares outstanding	$240,400,000		$92,500,000		$67,600,000
Annualized dividend rate	1.28%		1.13%		1.18%

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Opportunity (NIO), Premier Opportunity (NIF) and Premium Income Opportunity (NPX) issued their VRDP Shares in privately negotiated offerings. The

Nuveen Investments	109

Notes to
Financial Statements (Unaudited) (continued)

VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

					Premium
			Premier		Income
	Opportunity		Opportunity		Opportunity
	(NIO	)	(NIF	)	(NPX	)
Series	1		1		2
VRDP Shares outstanding	6,672		1,309		2,190
Maturity	December 1, 2040		December 1, 2040		August 1, 2038

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended April 30, 2013, were as follows:

					Premium
			Premier		Income
	Opportunity		Opportunity		Opportunity
	(NIO	)	(NIF	)	(NPX	)
Average liquidation value of VRDP Shares outstanding	667,200,000		130,900,000		219,000,000
Annualized dividend rate	0.24%		0.24%		0.25%

For financial reporting purposes only, the liquidation value of VRDP Shares is recorded as a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond

110	Nuveen Investments

held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended April 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Maximum exposure to Recourse Trusts	$26,610,000		$59,325,000		$15,375,000		$14,845,000		$8,820,000		$18,040,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2013, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Average floating rate obligations outstanding	$52,750,138		$104,779,162		$19,000,000		$46,311,354		$21,558,334		$8,315,000
Average annual interest rate and fees	0.56%		0.61%		0.57%		0.58%		0.61%		0.64%

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a predetermined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Nuveen Investments	111

Notes to
Financial Statements (Unaudited) (continued)

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates,prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality (NQI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$870,840,218	$—	$870,840,218
Corporate Bonds	—	—	175,460	175,460
Total	$—	$870,840,218	$175,460	$871,015,678

Opportunity (NIO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,271,221,383	$1,569,449	$2,272,790,832
Corporate Bonds	—	—	167,233	167,233
Total	$—	$2,271,221,383	$1,736,682	$2,272,958,065

Premier Opportunity (NIF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$451,568,744	$—	$451,568,744
Corporate Bonds	—	—	13,020	13,020
Total	$—	$451,568,744	$13,020	$451,581,764

*	Refer to the Fund’s Portfolio of Investments for state classifications of Municipal Bonds and breakdown of Municipal and Corporate Bonds classified as Level 3, where applicable.

112	Nuveen Investments

Premium Income Opportunity (NPX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$786,175,371	$—	$786,175,371
Corporate Bonds	—	—	46,623	46,623
Total	$—	$786,175,371	$46,623	$786,221,994

Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$679,158,562	$—	$679,158,562
Investment Companies	1,475,054	—	—	1,475,054
Short-Term Investments*:
Municipal Bonds	—	14,785,000	—	14,785,000
Total	$1,475,054	$693,943,562	$—	$695,418,616

AMT-Free Income (NEA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$479,957,047	$—	$479,957,047

*	Refer to the Fund’s Portfolio of Investments for state classifications of Municipal Bonds and breakdown of Corporate Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in such derivatives, and may do so in the future, they did not make any investments during the six months ended April 30, 2013.

Nuveen Investments	113

Notes to
Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares
The Funds did not repurchase any of their outstanding Common shares during the six months ended April 30, 2013 and fiscal year October 31, 2012.

Transactions in Common shares were as follows:

	Quality (NQI)		Opportunity (NIO)		Premier Opportunity (NIF)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Common shares issued to shareholders due to reinvestment of distributions	8,989	32,488	—	—	—	29,949

Premium Income
	Opportunity (NPX)		Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Common shares issued to shareholders due to reinvestment of distributions	—	5,688	—	—	1,212	2,697

Preferred Shares
Transactions in VMTP Shares were as follows:

	Quality (NQI)
	Six Months Ended		Year Ended
	4/30/13		10/31/12
	Shares	Amount	Shares	Amount
VMTP Shares issued: Series 2015	2,404	$240,400,000	—	$—
VMTP Shares exchanged: Series 2014	(2,404)	(240,400,000)	—	—
Total	—	$—	—	$—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended April 30, 2013, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Purchases	$59,088,716		$162,359,675		$38,700,498		$20,081,037		$138,107,474		$65,198,719
Sales and maturities	60,200,785		162,876,226		49,617,171		48,596,661		113,018,803		76,531,316

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

114	Nuveen Investments

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Cost of investments	$742,485,474		$1,973,513,293		$391,312,499		$663,714,163		$616,051,473		$442,515,369
Gross unrealized:
Appreciation	$82,225,277		$204,265,835		$42,264,788		$77,052,386		$66,067,862		$32,614,469
Depreciation	(6,471,815)		(14,068,649)		(996,125)		(13,069,495)		(8,259,694)		(3,485,748)
Net unrealized appreciation (depreciation) of investments	$75,753,462		$190,197,186		$41,268,663		$63,982,891		$57,808,168		$29,128,721

Permanent differences, primarily due to federal taxes paid, taxable market discount, non-deductible offering costs and prior non-deductible reorganization expense, resulted in reclassifications among the Funds’ components of Common share net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

					Premium
				Premier	Income		Dividend	AMT-Free
	Quality		Opportunity	Opportunity	Opportunity		Advantage	Income
	(NQI	)	(NIO )	(NIF )	(NPX	)	(NVG )	(NEA	)
Paid-in surplus	$(375,361)		$(76,405)	$(19,740)	$(36,738)		$(426,013)	$(391,611)
Undistributed (Over-distribution of) net investment income	88,196		(10,717)	(11,615)	5,634		481,011	309,431
Accumulated net realized gain (loss)	287,165		87,122	31,355	31,104		(54,998)	82,180

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income1	$7,770,058		$24,436,250		$4,336,956		$8,123,917		$7,575,251		$5,236,866
Undistributed net ordinary income2	—		—		—		—		292,862		4,763
Undistributed net long-term capital gains	—		—		—		—		3,756,050		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012 was designated for purposes of the dividends paid deduction as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$37,976,832		$85,683,885		$18,057,546		$28,414,820		$31,075,415		$21,861,702
Distributions from net ordinary income2	99,950		273		27		—		—		—
Distributions from net long-term capital gains	—		248,589		—		—		1,230,860		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	115

Notes to
Financial Statements (Unaudited) (continued)

As of October 31, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

					Premium
			Premier		Income		AMT-Free
	Quality		Opportunity		Opportunity		Income
	(NQI	)	(NIF	)	(NPX	)	(NEA	)
Expiration:
October 31, 2013	$—		$—		$—		$2,177,879
October 31, 2015	—		—		—		174,026
October 31, 2016	2,623,034		897,386		3,274,999		1,917,479
October 31, 2017	217,918		—		456,587		—
October 31, 2018	322,087		—		—		—
Total	$3,163,039		$897,386		$3,731,586		$4,269,384

During the Funds’ last tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Premier		AMT-Free
	Opportunity		Income
	(NIF	)	(NEA	)
Utilized capital loss carryforwards	$342,731		$2,380,668

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred by Fund after December 31, 2010, will not be subject to expiration.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Premium
Income
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NPX	)
Post-enactment losses:
Short-term	$—		$—		$—
Long-term	16,113,744		13,642,618		1,709,478

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Quality (NQI)
Opportunity (NIO)
Premier Opportunity (NIF)
Premium Income Opportunity (NPX)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

116	Nuveen Investments

Dividend Advantage (NVG)
AMT-Free Income (NEA)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2013, the complex-level fee rate for these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“the Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	117

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

118	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	119

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alterna -tively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a

120	Nuveen Investments

broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender

Nuveen Investments	121

Glossary of Terms
Used in this Report (continued)

option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

122	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQI	—
NIO	—
NIF	—
NPX	—
NVG	—
NEA	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-D-0413D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2013